Annual Report as of July 31, 2001

The First Family of Mutual Funds

Table of Contents

Letter to Shareholders	1	Financial Highlights
Evergreen Blue ChipFund		Evergreen Blue Chip Fund	22
Fund at a Glance	3	Evergreen Equity Income Fund	24
Portfolio Manager Interview	4	Evergreen Growth and Income Fund	26
Evergreen Equity Income Fund		Evergreen Small Cap Value Fund	28
Fund at a Glance	7	Evergreen Value Fund	31
Portfolio Manager Interview	8	Schedules of Investments
Evergreen Growth and Income Fund		Evergreen Blue Chip Fund	33
Fund at a Glance	11	Evergreen Equity Income Fund	38
Portfolio Manager Interview	12	Evergreen Growth and Income Fund	46
Evergreen Small Cap Value Fund		Evergreen Small Cap Value Fund	56
Fund at a Glance	15	Evergreen Value Fund	63
Portfolio Manager Interview	16	Combined Notes to Schedules of Investments	67
Evergreen Value Fund		Statements of Assets and Liabilities	68
Fund at a Glance	18	Statements of Operations	69
Portfolio Manager Interview	19	Statements of Changes in Net Assets	70
		Combined Notes to Financial Statements	72
		Independent Auditors’ Report	81
		Additional Information	82

Evergreen Funds

Evergreen Funds is one of the nation's fastest growing investment companies with more than $90 billion in assets under management.

With over 80 mutual funds to choose among and acclaimed service and operations capabilities, investors enjoy a broad range of quality investment products and services designed to meet their needs.

The Evergreen Funds employ intensive, research-driven investment strategies executed by over 90 research analysts and portfolio managers. The fund company remains dedicated to meeting the needs of investors and their advisors in a global economy. Look to Evergreen Funds to provide a distinctive level of service and excellence in investment management.

This annual report must be preceded or accompanied by a prospectus of an Evergreen fund contained herein. The prospectus contains more complete information, including fees and expenses, and should be read carefully before investing or sending money.

Mutual Funds:	NOT FDIC INSURED	MAY LOSE VALUE	NOT BANK GUARANTEED

Evergreen Distributor, Inc.
Evergreen FundsSM is a service mark of Evergreen Investment Services, Inc.

Letter to Shareholders

September 2001

William M. Ennis President and CEO	Dennis H. Ferro Chief Investment Officer

Dear Evergreen Shareholders,

Markets Close after National Tragedy

A tragedy of enormous proportion occurred in our nation on September 11, impacting our financial markets. The attack on prominent targets, including the World Trade Center in New York, temporarily suspended trading activity of the stock and bond exchanges. The bond market was closed September 11th and 12th, and trading in government bonds and some commodities resumed on September 13, 2001. The stock market remained closed from September 11th through the 14th, and finally opened to resume trading on Monday, September 17th. This was the longest shutdown for the U.S. equity markets since World War I.

An incident such as this will unavoidably impact the U.S. financial market's ability to conduct business as usual. Fortunately, Central Banks worldwide cooperated to facilitate global liquidity needs. Despite sharp initial declines in many markets, European exchanges, the U.S. dollar and oil prices stabilized approximately 48 hours after the event.

Regardless of the temporary disruptions the markets faced, we want to assure you that this situation did not have a lasting effect on our management of your assets. Evergreen invests in securities of productive and financially solid corporations, and sound national and municipal governments. While a terrorist attack can create dislocation, it will not overcome the economic and financial opportunities of this nation and the world.

Rest assured our investment disciplines will not be interrupted by this sequence of events. Our systems and investment professionals are in place, and we continue to evaluate your portfolio and the financial markets. Our thoughts and prayers go out to all of you whose colleagues, friends and families were impacted by this terrible event. We remain committed to the continued management of your portfolio in this time of extreme challenge for the financial markets and for our country.

Equity Markets Update as of July 31, 2001

The year ending July 31 was one of the more disappointing ones in more than two decades of stock market activity. During this twelve-month period, the S&P 500 Index was off approximately 14% and most other major indices showed major declines. Leading the market lower was the technology sector, which was adjusting for a very overbought position built up during the previous two years. However, the market itself was not the only problem, the economy slowed markedly as a result of the monetary tightening policy implemented by the Federal Reserve Board. As both the stock market and the economy continued to show a decline as the new calendar year began, the Federal Reserve Board changed policies and began an aggressive program of interest rate reductions. While these reductions in interest rates have helped the bond market, the economy and the stock market have yet to react to the new aggressive policy. We remain convinced that we were in a process of normal economic cyclical slowdown up until the events of September 11th. Although we had expected that the economy and corporate profits would react positively to the monetary and fiscal stimulation put into place, we believe now that the timetable for that recovery may stretch out further. History has shown us that after sudden external shocks, the markets may react negatively in the immediate days following, but tend to recover in the subsequent months.

During the year under review, we have increased the number of large cap names in the portfolios, while at the same time we have looked to increase the yield of the funds. As part of the process, we have increased our weighting in the interest-rate sensitive sector, as well as the position in consumer cyclical stocks. In addition, we added convertible bonds to portfolios, which we believe will further strengthen our ability to meet the funds' objectives. We continue to believe the outlook for equities from the current level is very attractive and that the quality focus of the funds will allow them to fully participate in the expected equity market recovery.

Letter to Shareholders (continued)

We invite you to visit our enhanced website, www.EvergreenInvestments.com, for more information about Evergreen Funds. Thank you for your continued investment in Evergreen Funds.

Sincerely,

William M. Ennis
President & CEO
Evergreen Funds

Dennis H. Ferro
Chief Investment Officer
Evergreen Investment Management Company

EVERGREEN
Blue Chip Fund
Fund at a Glance as of July 31,  2001

“In general, we intend to remain
focused on companies with what
we believe to be reliable earnings
outlooks and proven records of
executing their business plans.”

Portfolio
Management

Judith A. Warners Tenure: January 1995

PERFORMANCE AND RETURNS[2]
Portfolio Inception Date: 9/11/1935 Class Inception Date	Class A 1/20/1998	Class B 9/11/1935	Class C 1/22/1998	Class I** 4/30/1999

Average Annual Returns *

1 year with sales charge	–25.04%	–24.72%	–22.53%	N/A

1 year w/o sales charge	–20.47%	–21.06%	–21.06%	–20.26%

5 years	10.85%	11.30%	11.61%	12.07%

10 years	9.81%	10.16%	10.19%	10.41%

Maximum Sales Charge	5.75 Front End %	5.00 CDSC %	2.00 CDSC %	N/A

12-month capital gain distributions per share	$2.30	$2.30	$2.30	$2.30

*	Adjusted for maximum applicable sales charge, unless otherwise noted.
**	Effective at the close of business on May 11, 2001, Class Y shares of the fund were renamed as Institutional shares (Class I).

Comparison of a $10,000 investment in Evergreen Blue Chip Fund, Class A shares2, versus a similar investment in the Standard & Poor's 500 Index (S&P 500) and the Consumer Price Index (CPI).

The S&P 500 is an unmanaged market index which does not include transaction costs associated with buying and selling securities or any mutual fund expenses. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

CURRENT INVESTMENT STYLE1

Morningstar's Style Box is based on aportfolio date as of 7/31/2001.

The Equity Style Box placement is based on a funds price-to-earnings and price-to-book ratio relative to the S&P 500, as well as the size of the companies in which it invests, or median market capitalization.

1 Source: 2001 Morningstar, Inc.

2 Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investors' shares, when redeemed, may be worth more or less than their original cost. The performance of each class may vary based on differences in load, fees and expenses paid by the shareholders investing in each class. Performance includes the reinvestment of income dividends and capital gain distributions.

Historical performance shown for Classes A, C and I prior to their inception is based on the performance of Class B, the original class offered. The historical returns for Classes A and I have not been adjusted to reflect the effect of each class' 12b-1 fees. These fees are 0.25% for Class A and 1.00% for Classes B and C. Class I does not pay 12b-1 fees. If these fees had been reflected, returns for Classes A and I would have been higher.

Class I shares are only offered to investment advisory clients of an investment advisor of an Evergreen Fund (or the investment advisor's affiliates); through special arrangements entered into on behalf of the Evergreen Funds with certain financial service firms; certain institutional investors; and persons who owned Class Y shares in a registered name in an Evergreen Fund on or before December 31, 1994.

The fund's investment objective is non-fundamental and may be changed without the vote of the fund's shareholders.

Foreign investments may contain more risks due to the inherent risks associated with changing political climates, foreign market instability and foreign currency fluctuations.

All data is as of July 31, 2001 and subject to change.

EVERGREEN
Blue Chip Fund
Portfolio Manager Interview

How did the fund perform?

The fund's Class A shares had a total return of –20.47% for the twelve-month period ended July 31, 2001. Fund returns are before deduction of any applicable sales charges. During the same twelve-month period, the Standard & Poor's 500 Index returned –14.53%, while the average return of large company core funds was –15.24%, according to Lipper, Inc., an independent monitor of mutual fund performance.

Portfolio
Characteristics

(as of 7/31/2001)

Total Net Assets	$726,215,210

Number of Holdings	102

Beta*	0.91

P/E Ratio*	27.5x

* as of 6/30/2001

What were the principal factors affecting fund performance during the twelve months?

Equities generally posted negative returns for the twelve-month period ended July 31, 2001, despite brief, but temporary, rallies in October 2000 and January and April 2001. Early signs of a slowdown in economic growth held back stock performance during the final half of 2001. The technology sector, especially internet and telecommunications stocks, led the general market retreat.

Early in 2001, the U.S. Federal Reserve Board responded to the evidence of a slowing economy by reversing monetary policy and starting to lower short-term interest rates. During the first six months of 2001, the Fed lowered rates six different times, by a total of 2.75%. (After the fund's fiscal period ended on July 31, the Fed lowered rates a seventh time, by another 0.25%.) As the Fed acted, investors looked for any evidence of an economic revival. But without any clear signal that the economic growth again was increasing, the general trend in stock prices was down. While different sectors of the market performed differently, the period was marked by continued sector rotation, with performance leadership repeatedly shifting abruptly from one industry to another. Early in the twelve-month period, defensive industries such as energy, healthcare and utilities tended to do well. Later in the period, value stocks and stocks of companies in cyclical industries tended to do better than stocks in other sectors.

What strategies did you pursue during the period?

Early in the twelve-month period, we reduced technology as corporate spending on hardware and software began to decline. Within technology, we emphasized companies with regularly recurring sources of revenues, such as service companies that are less reliant on new product sales, as well as on companies that had more stable earnings. We reduced our communications services investments significantly. As we cut back on technology, we added to our positions among quality retailers and blue chip financial services companies.

We continued to decrease our positions in technology investments during the first three months of 2001. However, the lower valuations in technology persuaded us to raise our weighting to about equal to that of the S&P 500 in April. We invested in semi-conductor stocks, which tend to do well early in new economic cycles, as well as computer service corporations and software companies. We also rebuilt our position in Microsoft. We believed it would benefit later in 2001 from introduction of a new Windows®-based operating system, and we thought the company already had felt the worst effects of the government's anti-trust case.

EVERGREEN
Blue Chip Fund
Portfolio Manager Interview

We also reduced our positions in energy stocks, including natural gas, exploration and power generating companies, which had performed very well in late 2000 and early 2001.

Top 5 Sectors

(as a percentage of 7/31/2001 net assets)

Consumer Discretionary	17.4%

Information Technology	15.9%

Healthcare	15.1%

Financials	14.9%

Industrials	11.7%

What investments had the most impact on performance, either positively or negatively?

Healthcare services-related stocks, including drug distributor Cardinal Health, and HMO Cigna Corp., were strong performers late in 2000.

In 2001, the better performing companies included cyclicals, various service industries and healthcare services companies. Among our cyclical holdings, United Technologies, General Motors, Bed Bath & Beyond, and Genuine Parts, a manufacturer of industrial and automotive parts, tended to do well. In services-related industries, Republic Services Group, a waste disposal corporation, was a strong performer, as were two technology services holdings, Affiliated Computer Services and Concord EFS. Among our healthcare-related investments, Mylan Labs, a generic drug manufacturer, and Stryker Corp., an equipment company, were performance leaders.

Our financial holdings and consumer staples investments tended to be disappointing. In finance, several positions posted gains, including Wells Fargo, Freddie Mac and Mellon Financial. However, our emphasis on established, blue-chip financial corporations did not work in our favor during this period, as companies in which we did not invest, such as Washington Mutual and Household International, posted stellar performance. In consumer staples, we missed the gains posted by Philip Morris and were under-invested in consumer products leader Proctor and Gamble. Our investments in media stocks such as AOL Time-Warner and Viacom were hurt as advertising revenues declined. Over the year, we gradually reduced our emphasis on media stocks.

Top 10 Holdings

(as a percentage of 7/31/2001 net assets)

General Electric Co.	3.4%

Microsoft Corp.	2.9%

Citigroup, Inc.	2.7%

Wal-Mart Stores, Inc.	2.4%

Pfizer, Inc.	2.4%

Exxon Mobil Corp.	2.3%

AOL Time Warner, Inc.	2.2%

International Business Machines Corp.	1.9%

Freddie Mac	1.8%

Tyco. International, Ltd.	1.6%

What is your outlook for the equity markets?

We believe the economy in the U.S. is weakening and the jobs outlook is a matter of real concern. However, up until now consumer confidence has remained high. We are watching consumer spending reports very carefully to see if consumers remain resilient and confident or if they start to reduce their discretionary purchases. We also are concerned that the slump in the United States may be spreading to other parts of the world economy.

We plan to remain well diversified, although we will continue to reduce our position in

EVERGREEN
Blue Chip Fund
Portfolio Manager Interview

telecommunications services. We favor well-managed consumer-oriented companies such as Home Depot and Ethan Allen. We expect to continue to emphasize healthcare services, where companies have good earnings visibility and defensive growth names in general. We like companies such as Tenet Health Care, a hospital management company, and Cardinal Health, a pharmaceutical distribution enterprise. At the same time, we intend to reduce our overweighted position in cyclical holdings. Our weighting in technology remains close to that of the S&P 500, but we believe technology stock valuations may be approaching attractive buypoints after the slump of this past summer. We believe technology stocks may provide long-term opportunities.

In general, we intend to remain focused on companies with what we believe to be reliable earnings outlooks and proven records of executing their business plans.

EVERGREEN
Equity Income Fund
Fund at a Glance as of July 31, 2001

“We believe the combination of
lower interest rates, federal tax
relief and falling energy prices will
stimulate economic growth later in
this calendar year.”

Portfolio
Management

Phillip M. Foreman, CFP, CFA Tenure: September 1999	Irene D. O'Neill, CFA Tenure: December 1997

PERFORMANCE AND RETURNS[2]
Portfolio Inception Date: 8/31/1978 Class Inception Date	Class A 1/3/1995	Class B 1/3/1995	Class C 1/3/1995	Class I** 8/31/1978

Average Annual Returns *

1 year with sales charge	3.82%	4.31%	7.31%	N/A

1 year w/o sales charge	10.14%	9.31%	9.31%	10.43%

5 years	10.19%	10.41%	10.68%	11.79%

10 years	9.68%	9.80%	9.79%	10.50%

Maximum Sales Charge	5.75 Front End %	5.00 CDSC %	2.00 CDSC %	N/A

30-day SEC Yield	2.44%	1.85%	1.86%	2.84%

12-month income dividends per share	$0.78	$0.61	$0.61	$0.84

12-month capital gain distributions per share	$0.01	$0.01	$0.01	$0.01

*	Adjusted for maximum applicable sales charge, unless otherwise noted.
**	Effective at the close of business on May 11, 2001, Class Y shares of the fund were renamed as Institutional shares (Class I).

Comparison of a $10,000 investment in Evergreen Equity Income Fund, Class A shares2, versus a similar investment in the Wilshire 5000 Index (Wilshire 5000), the Standard & Poor's Barra Value Index (S&P Barra Value) and the Consumer Price Index (CPI).

The Wilshire 5000 and the S&P Barra Value are unmanaged market indexes which do not include transaction costs associated with buying and selling securities or any mutual fund expenses. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

CURRENT INVESTMENT STYLE1

Morningstar's Style Box is based on a portfolio date as of 7/31/2001.

The Equity Style Box placement is based on a fund's price-to-earnings and price-to-book ratio relative to the S&P 500, as well as the size of the companies in which it invests, or median market capitalization.

1 Source: 2001 Morningstar, Inc.

2 Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investors' shares, when redeemed, may be worth more or less than their original cost. The performance of each class may vary based on differences in load, fees and expenses paid by the shareholders investing in each class. Performance includes the reinvestment of income dividends and capital gain distributions.

Historical performance shown for Classes A, B, and C prior to their inception is based on the performance of Class I, the original class offered. The historical returns have not been adjusted to reflect the effect of each Class' 12b-1 fees. These fees are 0.25% for Class A and 1.00% for Classes B and C. Class I does not pay 12b-1 fees. If these fees had been reflected, returns would have been lower. Returns reflect expense limits previously in effect, without which returns would have been lower.

Class I shares are only offered to investment advisory clients of an investment advisor of an Evergreen Fund (or the investment advisor's affiliates); through special arrangements entered into on behalf of the Evergreen Funds with certain financial service firms; certain institutional investors; and persons who owned Class Y shares in a registered name in an Evergreen Fund on or before December 31, 1994.

The fund's investment objective is non-fundamental and may be changed without the vote of the fund's shareholders.

Funds that invest in high yield, lower-rated bonds may contain more risks due to the increased possibility of default.

Foreign investments may contain more risk due to the inherent risks associated with changing political climates, foreign market instability and foreign currency fluctuations. Smaller capitalization stock investing may offer the potential for greater long-term results, however, it is also generally associated with greater price volatility due to the higher risk of failure.

All data is as of July 31, 2001 and is subject to change.

EVERGREEN
Equity Income Fund
Portfolio Manager Interview

How did the fund perform?

In a challenging period for equity investing, Evergreen Equity Income Fund performed relatively well. For the twelve-month period ended July 31, 2001, the fund's Class A shares had a total return of 10.14%. Fund returns are before deduction of any applicable sales charges. During the same period, the average return of equity funds in the income category was 4.67%, according to Lipper, Inc., and independent monitor of mutual fund performance. The Wilshire 5000 Index returned –15.01% during the period while the S&P Barra Value Index returned 3.98%.

Portfolio
Characteristics

(as of 7/31/2001)

Total Net Assets	$973,180,008

Number of Holdings	161

Beta*	0.60

P/E Ratio*	19.6x

* as of 6/30/2001

What were the principal factors affecting performance?

The twelve-month fiscal year actually comprised two different periods, each with its own investment environment. During much of the first half of the fiscal year, which encompassed most of the second half of 2000, the economy and the financial markets felt the effects of the previous actions of the Federal Reserve Board in raising short-term interest rates. As a consequence, economic growth and corporate earnings were slowing. At the same time, energy prices were rising sharply. In this environment, we positioned the fund very defensively, emphasizing areas such as utilities, healthcare and real estate investment trusts (REITs) that tend to do relatively well even in a slowing economy. This worked well for the fund, as all these sectors performed well despite the downward draft of a very poor stock market environment.

Late in 2000, we anticipated that the Federal Reserve Board would reverse its interest-rate policy and begin to lower short-term rates. We began to move the fund away from its defensive orientation, reducing our holdings in and taking profits from investments in utility and healthcare stocks. We increased our investments in sectors that, while they had been hurt by the slowing economy, were attractively priced and had the potential to do well when economic growth started to revive. This change into sectors such as consumer cyclicals also helped performance, especially in the second half of the fiscal year.

Over the full year, our emphasis on dividend-paying securities and our holdings in healthcare, utilities, consumer cyclicals and financial services, including REITs, helped support performance. As one might expect during a period in which technology and telecommunications stocks suffered the most severe losses, our investments in communications services and technology tended to detract from the fund's results.

Top 5 Sectors

(as a percentage of 7/31/2001 net assets)

Consumer Discretionary	23.1%

Financials	20.8%

Information Technology	13.2%

Utilities	10.0%

Industrials	8.6%

EVERGREEN
Equity Income Fund
Portfolio Manager Interview

What were your principal strategies over the twelve months?

We maintain a consistent long-term strategy, which is to seek to provide both current income and capital growth by investing in a combination of common stocks and convertible securities, both preferred stocks and bonds. This strategy gives the fund the opportunity to emphasize current income and yet still invest in both the value and growth parts of the market. Many of the common stocks in the portfolio are value stocks, while most of the convertible securities tend to be issued by growth-oriented companies. The income advantage realized by investing in convertibles of growth companies gives the fund some downside protection while offering the opportunity to participate in growth opportunities. At the end of the fiscal period, convertibles accounted for approximately 39% of fund assets.

As we have indicated, we tended to emphasize the more defensive sectors very early in the fiscal year, but changed that emphasis as we approached 2001. We believed that lower interest rates, combined with the prospect of lower energy costs, eventually would spur consumer spending and help the stocks of many consumer and cyclical companies, which had become depressed in value as economic growth slowed. We increased the fund's emphasis in the retailing, media, transportation, appliance and automobile industries, as well as in hardware and construction products.

What were some examples of the stocks in which you invested?

Following through on our anticipation that the retailing industry would be among the earliest beneficiaries of lower interest rates, tax rebates and declining energy prices, we invested in companies such as Target Corp., May Department Stores, Tiffany, Intimate Brands and Wal-Mart. In addition, we invested in a group of REITs that specialize in retail properties, including Simon Property Group and General Growth Properties.

We also invested in convertible securities of several media and cable television companies whose stock prices we felt had become inexpensive after declining because of expectations that a slowing economy would cut into advertising revenues. They included Emmis Communications, Lamar Advertising, Charter Communications, Mediacom and Liberty Media.

The stocks of several traditional industrial cyclical companies also were attractive. We invested in companies such as PPG Industries, Dana Corp, International Paper, Cummins Corp and General Electric.

The general decline of technology industry stocks pulled down the valuations of the securities of many good companies. To take advantage, we focused on the convertible securities of semiconductor and software companies. We believe the semiconductor industry, which had suffered through a steep slump, is poised to stage a significant recovery in 2002. Our investments ranged from companies positioned to benefit from increasing analog content to producers of modules for wireless communications devices, and included Lattice Semiconductor, Globespan, Semtech, Cymer and Texas Instruments. We invested in software companies because we believe these companies generally have healthy profit margins, little inventory risk, and proprietary products that are difficult to copy. We tended to invest in companies with distinct competitive advantages because we believe they will benefit when the economy eventually improves and corporate technology spending increases. Our investments included either the convertible bonds or preferred stocks of Peregrine Systems, Rational Software, Siebel Systems, BEA Systems and Amdocs.

EVERGREEN
Equity Income Fund
Portfolio Manager Interview

Top 10 Holdings

(as a percentage of 7/31/2001 net assets)

J.C. Penney Co., Inc.	2.0%

American Home Products Corp.	1.9%

Dana Corp.	1.6%

CMS Energy Corp.	1.5%

Verizon Communications	1.5%

Qwest Trends Trust	1.4%

North Fork Bancorp, Inc.	1.4%

Dollar General Corp.	1.4%

Raytheon Co.	1.4%

XL Capital, Ltd.	1.3%

What is your outlook?

We believe the most recent economic reports indicate the economy may be approaching the trough of its cycle in either the second or third calendar quarters of 2001. At this point, investors appear to be searching for tangible signs that growth is starting to rebound. We believe the combination of lower interest rates, federal tax relief and falling energy prices will stimulate economic growth later in this calendar year. Once economic growth starts to increase, we should see improvement in corporate earnings, which in turn should stimulate the stock market. We think the fund is well positioned to take advantage of any cyclical revival in late 2001 or early 2002.

EVERGREEN
Growth and Income Fund
Fund at a Glance as of July 31, 2001

“Historically, it usually has taken
about six to nine months for the
stock market to feel the effects of
changes in the Federal Reserve's
interest-rate policies.”

Portfolio
Management

Phillip M. Foreman, CFP, CFA Tenure: January 1999	Irene D. O'Neill, CFA Tenure: September 1999

PERFORMANCE AND RETURNS[2]
Portfolio Inception Date: 10/15/1986 Class Inception Date	Class A 1/3/1995	Class B 1/3/1995	Class C 1/3/1995	Class I** 10/15/1986

Average Annual Returns *

1 year with sales charge	–16.44%	–15.88%	–13.57%	N/A

1 year w/o sales charge	–11.35%	–12.03%	–12.03%	–11.14%

5 years	7.65%	7.82%	8.11%	9.20%

10 years	11.38%	11.51%	11.51%	12.23%

Maximum Sales Charge	5.75 Front End %	5.00 CDSC %	2.00 CDSC %	N/A

12-month capital gain distributions per share	$3.63	$3.63	$3.63	$3.63

*	Adjusted for maximum applicable sales charge, unless otherwise noted.
**	Effective at the close of business on May 11, 2001, Class Y shares of the fund were renamed as Institutional shares (Class I).

Comparison of a $10,000 investment in Evergreen Growth and Income Fund, Class A shares2, versus a similar investment in the Standard and Poor's 400 Mid-Cap Index (S&P 400), the Russell 1000 Value Index (Russell 1000 Value) and the Consumer Price Index (CPI).

The S&P 400 and the Russell 1000 Value are unmanaged market indexes which do not include transaction costs associated with buying and selling securities or any mutual fund expenses. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

CURRENT INVESTMENT STYLE1

Morningstar's Style Box is based on a portfolio date as of 7/31/2001.

The Equity Style Box placement is based on a fund's price-to-earnings and price-to-book ratio relative to the S&P 500, as well as the size of the companies in which it invests, or median market capitalization.

1 Source: 2001 Morningstar, Inc.

2 Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investors' shares, when redeemed, may be worth more or less than their original cost. The performance of each class may vary based on differences in load, fees and expenses paid by the shareholders investing in each class. Performance includes the reinvestment of income dividends and capital gain distributions.

Historical performance shown for Classes A, B and C prior to their inception is based on the performance of Class I, the original class offered. The historical returns for Classes A, B and C have not been adjusted to reflect the effect of each Class' 12b-1 fees. These fees are 0.25% for Class A and 1.00% for Classes B and C. Class I does not pay 12b-1 fees. If these fees had been reflected, returns would have been lower. Returns reflect expense limits previously in effect, without which returns would have been lower.

Class I shares are only offered to investment advisory clients of an investment advisor of an Evergreen Fund (or the investment advisor's affiliates); through special arrangements entered into on behalf of the Evergreen Funds with certain financial service firms; certain institutional investors; and persons who owned Class Y shares in a registered name in an Evergreen Fund on or before December 31, 1994.

The fund's investment objective is non-fundamental and may be changed without the vote of the fund's shareholders.

Foreign investments may contain more risk due to the inherent risks associated with changing political climates, foreign market instability and foreign currency fluctuations.

Funds that invest in high yield, lower-rated bonds may contain more risks due to the increased possibility of default.

All data is as of July 31, 2001 and is subject to change.

EVERGREEN
Growth and Income Fund
Portfolio Manager Interview

How did the fund perform?

The fund's Class A shares had a total return of –11.35% for the twelve-month period ended July 31, 2001. Fund returns are before deduction of any applicable sales charges. During the same period, the Standard & Poor's 400 MidCap Index returned 5.58% and the Russell 1000 Value Index returned 8.74%. The average return of multi-cap core mutual funds during the same period was –12.56%, according to Lipper, Inc., an independent monitor of mutual fund performance.

Portfolio
Characteristics

(as of 7/31/2001)

Total Net Assets	$924,946,256

Number of Holdings	250

Beta*	0.92

P/E Ratio	24.0X

* as of 6/30/2001

What factors affected performance most significantly?

For most of the twelve-month period, the economy and the stock market felt the effects of the Federal Reserve Board's decisions in 1999 and the first half of 2000 to raise short-term interest rates in an effort to slow the pace of economic growth. As the economy deteriorated, corporate earnings growth ground to a halt for many companies closely tied to the economic cycle. One company after another reported earnings that fell short of expectations and most general stock benchmarks declined over the twelve months.

During the first six months of 2001, the Federal Reserve reversed course and moved aggressively to stimulate growth by lowering short-term interest rates six separate times, by a total of 2.75%. Toward the end of the fiscal period, equities in some industries began to move ahead, led by many small-company, financial services and cyclical company stocks.

What were your principal strategies during the twelve-month period?

During the second half of 2000, as the economy and the market began to feel the impact of the earlier interest rate increases, we focused on defensive stocks that we thought would hold up well in a slowdown. We emphasized companies in aerospace and defense, healthcare and financial services, while underweighting stocks in technology and other cyclical industries. Early in 2001, the stock market began to discount — or anticipate — the effects of a major economic slowdown. We were able to find stocks of many economically sensitive companies that we believe were selling at attractive prices. Pursuing our long-term strategy of buying good businesses when they are on sale, we began to invest in banks, money managers, consumer cyclicals, media companies and leisure time companies of all sizes. At the same time, we started to move away from industries such as energy, healthcare and aerospace and defense that had performed relatively well in the slowdown. We also reduced our position in companies with international exposure, particularly capital goods companies selling overseas, that were vulnerable to both the strong U.S. dollar and to a global economic slump.

We invested in companies such as Brunswick, a leisure-time company with boating, gym equipment and bowling operations. A corporate restructuring program has helped to improve its management focus, and yet its stock was selling at

EVERGREEN
Growth and Income Fund
Portfolio Manager Interview

a very attractive price. We also invested in Oracle Corp., the leading database management software company and an excellent example of a company whose stock was on sale. Other investments included American Express, an outstanding business whose earnings should begin to revive after going through a difficult period because of a slowdown in business spending.

We allocated about 5% of net assets in convertible bonds and another 1% in real estate investment trusts (REITs) because of their high dividend yields and their historical tendency to do well in an improving economy.

Top 5 Sectors

(as a percentage of 7/31/2001 net assets)

Financials	26.6%

Consumer Discretionary	18.8%

Information Technology	16.3%

Industrials	11.9%

Healthcare	8.4%

What were some of the investments that helped performance?

Our investments in cable television, aerospace and defense, savings and loan institutions and consumer products companies tended to support fund performance.

Among our cable investments, Charter Communications was up 63% for the twelve-month period, while Lockheed Martin was a standout in the aerospace and defense industry, gaining 43%. In the savings and loan industry, Washington Mutual, Astoria Financial and North Fork Bancorp all appreciated by more than 50%. In consumer products, Toll Brothers, a home building company, and toy maker Mattel both rose by more than 60%.

Performance was also helped significantly when Tosco Corp., a refining company, was taken over by Phillips Petroleum. Tosco's stock rose by 70% during the period.

What were some of the disappointing investments?

Money management stocks failed to live up to expectations. Stilwell Financial, the parent company of Janus Funds, fell by 33%. While we were underweighted in technology, several technology investments still detracted from fund returns as they fell with the general tech slump. Veritas Software, Intel and Palm all lost more than 55%. The fund's investments in wireless communications and related companies also proved disappointing during the twelve months. Qwest Communications and Worldcom were both down by more than 50%, while American Tower and Convergys, two communications-related companies, fell by about 40% each.

Top 10 Holdings

(as a percentage of 7/31/2001 net assets)

Stilwell Financial, Inc.	2.2%

Charter Communications, Inc.	1.9%

General Electric Co.	1.9%

Lockheed Martin Corp.	1.7%

Freddie Mac	1.7%

Citigroup, Inc.	1.7%

Pfizer, Inc.	1.7%

Washington Mutual, Inc.	1.7%

Webster Financial Corp.	1.7%

Lehman Brothers Holdings, Inc.	1.6%

EVERGREEN
Growth and Income Fund
Portfolio Manager Interview

What is your investment outlook?

We are optimistic about opportunities in the stock market during the coming months. We believe the positive effects of interest-rate cuts and reductions in federal tax rates should begin to overcome the impact of recent poor corporate earnings results. We expect that consumer cyclical stocks will be among those that will recover early, as they tend to be directly helped by the interest-rate and tax cuts. The improving economy should benefit domestic cyclical stocks in general, including media companies, banks, brokers, money managers, and building products and home remodeling companies. In the income portion of the portfolio, we favor REITs and convertible bonds because we think they should do well in any economic recovery.

We are finding many technology companies whose stocks we feel are on sale after the general technology meltdown. We anticipate that semiconductor companies should be among the first technology companies to show improvement as the economy revives. We also favor some selected hardware companies.

Historically, it usually has taken about six to nine months for the stock market to feel the effects of changes in the Federal Reserve's interest-rate policies. In light of the Fed's actions early in 2001, we anticipate that by the end of 2001 stock prices should begin to reflect the market's anticipation of an improved corporate earnings outlook. We intend to remain fully invested. We think market-timing strategies are particularly risky at this point.

EVERGREEN
Small Cap Value Fund
Fund at a Glance as of July 31, 2001

“We believe the economy will begin
to recover later this year, providing
a favorable environment for small-
cap value stocks.”

Portfolio
Management

Jordan Alexander, CFA Tenure: April 1999

PERFORMANCE AND RETURNS[2]
Portfolio Inception Date: 10/1/1993 Class Inception Date	Class A 1/3/1995	Class B 1/3/1995	Class C 1/24/1995	Class I** 10/1/1993	Class IS 6/30/2000

Average Annual Returns *

1 year with sales charge	20.75%	22.12%	25.17%	N/A	N/A

1 year w/o sales charge	28.12%	27.12%	27.17%	28.45%	28.13%

5 years	12.53%	12.75%	12.98%	14.15%	14.09%

Since Portfolio Inception	12.09%	12.22%	12.19%	13.18%	13.14%

Maximum Sales Charge	5.75 Front End %	5.00 CDSC %	2.00 CDSC %	N/A	N/A

*	Adjusted for maximum applicable sales charge, unless otherwise noted.
**	Effective at the close of business on May 11, 2001, Class Y shares of the fund were renamed as Institutional shares (Class I).

Comparison of a $10,000 investment in Evergreen Small Cap Value Fund, Class A shares2, versus a similar investment in the Russell 2000 Index (Russell 2000), Russell 2000 Value Index (Russell 2000 Value), and the Consumer Price Index (CPI).

The Russell 2000 and Russell 2000 Value are unmanaged market indexes which do not include transaction costs associated with buying and selling securities or any mutual fund expenses. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

CURRENT INVESTMENT STYLE1

Morningstar's Style Box is based on a portfolio date as of 7/31/2001.

The Equity Style Box placement is based on a fund's price-to-earnings and price-to-book ratio relative to the S&P 500, as well as the size of the companies in which it invests, or median market capitalization.

1 Source: 2001 Morningstar, Inc.

2 Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investors' shares, when redeemed, may be worth more or less than their original cost. The performance of each class may vary based on differences in load, fees and expenses paid by the shareholders investing in each class. Performance includes the reinvestment of income dividends and capital gain distributions.

Historical performance shown for Classes A, B, C and IS prior to their inception is based on the performance of Class I, the original class offered. The historical returns for Classes A, B, C and IS have not been adjusted to reflect the effect of each Class' 12b-1 fees. These fees are 0.25% for Classes A and IS, and 1.00% for Classes B and C. Class I does not pay 12b-1 fees. If these fees had been reflected, returns would have been lower. The advisor is waiving a portion of its advisory fee. Had the fee not been waived, returns would have been lower.

Class IS shares are only available to institutional shareholders with a $1 million investment.

Class I shares are only offered to investment advisory clients of an investment advisor of an Evergreen Fund (or the investment advisor's affiliates); through special arrangements entered into on behalf of the Evergreen Funds with certain financial service firms; certain institutional investors; and persons who owned Class Y shares in a registered name in Evergreen Fund on or before December 31, 1994.

The fund's investment objective is non-fundamental and may be changed without the vote of the fund's shareholders.

Smaller capitalization stock investing may offer the potential for greater long-term results, however it is also generally associated with greater price volatility due to the higher risk of failure.

All data is as of July 31, 2001 and subject to change.

EVERGREEN
Small Cap Value Fund
Portfolio Manager Interview

How did the fund perform?

The fund outperformed its benchmark as well as its peer group of small-cap value mutual funds. The fund's Class A shares had a total return of 28.12% for the twelve-month period ended July 31, 2001. Fund returns are before deduction of any applicable sales charges. During the same twelve months, the Russell 2000 Value Index, the fund's benchmark, returned 23.75%, while the Russell 2000 Index returned –1.71%. The average return of small-cap value funds was 26.27%, according to Lipper, Inc., an independent monitor of mutual fund performance.

Portfolio
Characteristics

(as of 7/31/2001)

Total Net Assets	$346,807,180

Number of Holdings	153

Beta*	0.47

P/E Ratio*	18.2x

* as of 6/30/2001

What were the principal factors affecting performance?

The twelve-month period provided a favorable environment for small-company value stocks. Faced with a slowing economy, investors moved away from higher-priced growth stocks and searched for opportunities among companies with reasonable stock valuations. We rely on fundamental company research and individual security selection in managing the fund. Stock selection was the principal factor affecting performance during the period. Having said that, early in the twelve-month period we found the most attractive opportunities in defensive industries such as healthcare and energy, where companies tend to do relatively well even as economic growth slows. Early in 2001, we took profits and reduced our holdings in some of these defensive-oriented companies, focusing instead on companies in consumer cyclicals, capital goods and basic materials, where we found very inexpensive stocks. Performance was helped both by the emphasis on defensive stocks early in the twelve-month period and our timely decision later in the period to take profits in some of the defensive holdings and invest in more cyclical stocks

Top 5 Sectors

(as a percentage of 7/31/2001 net assets)

Consumer Discretionary	22.1%

Financials	18.1%

Industrials	15.8%

Information Technology	13.2%

Healthcare	9.8%

What were some of the individual stocks that significantly affected performance?

In healthcare, three excellent performers were Henry Schein, AmeriSource Health Corp., and Bergen Brunswig Corp. Henry Schein, one of the nation's largest distributors of dental products, benefited both from improving fundamentals in its industry and a turnaround in its own business. We were attracted to the stock by its low valuation — its stock price was trading at just 8 times our estimate of 2001 earnings — as well as its potential for turnaround. The stock gained 99.33% during the period. AmeriSource and Bergen Brunswig are two pharmaceutical distributors that benefited from

EVERGREEN
Small Cap Value Fund
Portfolio Manager Interview

favorable industry trends and improved earnings visibility. Bergen Brunswig also was a successful turnaround story. AmeriSource gained 66.41% for the period and Bergen Brunswig rose 66.03%. In March, the two companies announced plans to merge.

In the capital goods sector, United Rentals, which was one of the fund's largest holdings for much of the period, was a particularly strong contributor. This company, which specializes in construction equipment rentals, benefited from a stabilization of business trends and improving cash flows. This was another stock that was trading at a depressed multiple at the time of purchase. Other capital goods companies that added to fund performance were Donaldson Co. and Roper Industries. Donaldson, a manufacturer of filtration systems and products, appreciated 66.00% while Roper, a diversified industrial company, rose by 38.49%. We sold our positions in both stocks during the period.

In the consumer sector, we realized gains from our investments in two specialty retailers, Williams Sonoma and Ann Taylor Stores. We added both stocks to the portfolio late in 2000 when many retailers were selling at depressed valuations because of disappointing holiday sales. Williams Sonoma, for example, was selling at just twelve times estimated 2001 earnings, while Ann Taylor was trading at 10 times normalized earnings. Williams Sonoma appreciated by 92.50% while Ann Taylor gained 80.72%.

Top 10 Holdings

(as a percentage of 7/31/2001 net assets)

Network Associates, Inc.	2.1%

Kenneth Cole Productions, Inc.	1.9%

UCAR International, Inc.	1.5%

Virata Corp.	1.3%

Texas Industries, Inc.	1.3%

Autoliv, Inc.	1.3%

FileNet Corp.	1.2%

CNF Transportation, Inc.	1.2%

Granite State Bankshares, Inc.	1.1%

Hain Celestial Group, Inc.	1.1%

What is your outlook?

We are optimistic about small cap value stocks. These stocks have historically done well when the economy emerges from a slowdown and when the Federal Reserve Board has lowered short-term rates as an economic stimulus. We believe the economy will begin to recover later this year, providing a favorable environment for small-cap value stocks. While valuations are not as compelling as they were a year ago, we believe we can still find attractive smaller companies with stocks that are trading at reasonable valuations.

EVERGREEN
Value Fund
Fund at a Glance as of July 31,  2001

“We anticipate that economic
growth may be slower than most
investors assume, with the most
attractive opportunities among the
healthcare and energy companies.”

Portfolio
Management

Timothy E. O'Grady Tenure: November 1997 John E. Grey, CFA Tenure: October 2000	C. Thomas Meisse, CFA Tenure: October 2000 J. Frederick Meinke Tenure: October 2000

PERFORMANCE AND RETURNS[2]
Portfolio Inception Date: 4/12/1985 Class Inception Date	Class A 4/12/1985	Class B 2/2/1993	Class C 9/2/1994	Class I** 1/31/1991

Average Annual Returns *

1 year with sales charge	2.96%	3.54%	6.49%	N/A

1 year w/o sales charge	9.23%	8.38%	8.43%	9.56%

5 years	11.86%	12.10%	12.36%	13.48%

10 years	11.57%	11.56%	11.66%	12.53%

Maximum Sales Charge	5.75 Front End %	5.00 CDSC %	2.00 CDSC %	N/A

30-day SEC Yield	0.54%	–0.16%	–0.16%	0.82%

12-month income dividends per share	$0.14	$0.03	$0.03	$0.20

12-month capital gain distributions per share	$2.23	$2.23	$2.23	$2.23

*	Adjusted for maximum applicable sales charge, unless otherwise noted.
**	Effective at the close of business on May 11, 2001, Class Y shares of the fund were renamed as Institutional shares (Class I).

Comparison of a $10,000 investment in Evergreen Value Fund, Class A shares2, versus a similar investment in the Standard & Poor's 500 Index (S&P 500), the Russell 1000 Value Index (Russell 1000 Value) and the Consumer Price Index (CPI).

The S&P 500 and the Russell 1000 Value are unmanaged market indexes which do not include transaction costs associated with buying and selling securities or any mutual fund expenses. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

CURRENT INVESTMENT STYLE1

Morningstar's Style Box is based on a portfolio date as of 7/31/2001.

The Equity Style Box placement is based on a fund's price-to-earnings and price-to-book ratio relative to the S&P 500, as well as the size of the companies in which it invests, or median market capitalization.

1 Source: 2001 Morningstar, Inc.

2 Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investors' shares, when redeemed, may be worth more or less than their original cost. The performance of each class may vary based on differences in load, fees and expenses paid by the shareholders investing in each class. Performance includes the reinvestment of income dividends and capital gain distributions.

Historical performance shown for Classes B, C and I prior to their inception is based on the performance of Class A, the original class offered. The historical returns for Classes B, C and I have not been adjusted to reflect the effect of each class' 12b-1 fees. These fees are 0.25% for Class A and 1.00% for Classes B and C. Class I does not pay 12b-1 fees. If these fees had been reflected, returns for Classes B and C would have been lower while returns for Class I would have been higher. Returns reflect expense limits previously in effect, without which returns would have been lower.

Class I shares are only offered to investment advisory clients of an investment advisor of an Evergreen Fund (or the investment advisor's affiliates); through special arrangements entered into on behalf of the Evergreen Funds with certain financial service firms; certain institutional investors; and persons who owned Class Y shares in a registered name in an Evergreen Fund on or before December 31, 1994.

The fund's investment objective is non-fundamental and may be changed without the vote of the fund's shareholders.

Foreign investments may contain more risk due to the inherent risks associated with changing political climates, foreign market instability and foreign currency fluctuations.

All data is as of July 31, 2001 and is subject to change.

EVERGREEN
Value Fund
Portfolio Manager Interview

How did the fund perform?

The fund's Class A shares had a total return of 9.23% for the twelve-month period ended July 31, 2001. Fund returns are before deduction of any applicable sales charges. During the same period, the Russell 1000 Value Index had a return of 8.84%, while the Standard & Poor's 500 Index, a benchmark for the overall stock market, returned –14.33%. The average return of funds in the multi-cap value category was 10.06%, according to Lipper, Inc., an independent monitor of mutual fund performance.

Portfolio
Characteristics

(as of 7/31/2001)

Total Net Assets	$607,073,043

Number of Holdings	77

Beta*	0.72

P/E Ratio*	18.8X

* as of 6/30/2001

What factors influenced performance?

The twelve-month period provided a favorable backdrop for the value investing style. Among value stocks, small- and mid-cap companies tended to outperform large-cap companies.

The fund's stock selections within the financial services and utilities industries were major factors supporting performance. Although the fund tended to be underweight relative to the Russell 1000 Value Index in financial services and utilities, two of the better performing industries during the twelve months, good security selection within each of these industries added to the relative performance. Significant contributors among financial services holdings included Heller Financial Inc., which was helped by the announcement of its pending acquisition by General Electric, as well as John Hancock Financial Services, Ambac Financial Group, and Fannie Mae and Freddie Mac, two government-related mortgage enterprises. Major contributors to performance among utilities included Consolidated Edison, Verizon Communications, Duke Energy Corp and the Southern Company. Detracting from performance relative to the Lipper peer group, however, was the fund's high concentration in large-cap stocks during a period in which small- and mid-cap value stocks tended to do well.

Top 5 Sectors

(as a percentage of 7/31/2001 net assets)

Financials	29.8%

Information Technology	10.9%

Energy	9.3%

Consumer Discretionary	8.8%

Industrials	7.7%

How would you describe your strategy for the fund?

In general, we intend to continue to emphasize value stocks, but we may increase the weightings in small- and mid-sized companies, where we think active portfolio management can add greater efficiency and value. Small- and mid-sized company value stocks have been selling at about a 20% discount to large-cap value stocks, in terms of price/earnings multiples. Historically, they have tended to trade at approximately the same multiples over the long run. We believe that when the economy begins to recover from its slump, investors will begin to perceive less risk in small- and mid-sized stocks, which would make them more attractive. In addition, smaller companies offer greater potential to be acquisition targets of larger companies.

EVERGREEN
Value Fund
Portfolio Manager Interview

Our investment team has managed the Evergreen Strategic Value Fund, a large-cap value fund for institutional investors, for 10 years. The four members of the team have more than 100 years of combined investment experience. In our deliberations, we try to synthesize research findings from many different sources, and we use a peer review process within our team in evaluating and selecting stocks.

We intend to manage the fund so that its sector allocations usually will be consistent with the allocations of Evergreen Strategic Value Fund. The exception to this tendency will occur in instances when we find that stocks within certain sectors are more reasonably priced based upon company size. We intend to have core equity holdings that will be found in each of the two funds. In selecting additional stocks for the fund, we are more likely to look for opportunities among small- and mid-sized companies than among large-companies, although we intend to keep the fund's multi-cap strategy and not exclude large-company investments.

In our first two months of managing the fund, we have concentrated on reviewing the portfolio with our proprietary quantitative model, maintaining research on existing positions, and developing a strategic plan for the future. We now are adding to our core holdings and seeking to reduce overall portfolio risk by reducing large concentrations in individual holdings. For example, we recently have taken profits by reducing the fund's position in B.J. Wholesale Clubs, Inc., which was the single largest contributor to performance during the past fiscal year. While the stock has been an excellent performer, we were concerned that its position in the fund had grown to be too large and that its earnings growth outlook might deteriorate. We also eliminated the fund's position in Disney, while adding AOL Time-Warner, which we believe offers more stable earnings potential.

Top 10 Holdings

(as a percentage of 7/31/2001 net assets)

Citigroup, Inc.	3.9%

Tyco International, Ltd.	3.6%

Exxon Mobil Corp.	3.4%

Heller Financial, Inc.	3.2%

BJ's Wholesale Club, Inc.	2.9%

Verizon Communications	2.8%

Consolidated Edison, Inc.	2.8%

Becton Dickinson & Co.	2.2%

Texas Instruments, Inc.	2.2%

Pactiv Corp.	2.1%

What is your outlook?

We anticipate that economic growth may be slower than most investors assume, with the most attractive opportunities among the healthcare and energy companies. In a slowing economy, we expect to de-emphasize consumer cyclical, technology, utility and financial services stocks.

We believe healthcare companies have the potential to offer earnings quality and consistency. The companies have good growth prospects, yet their stock valuations have become very attractive, often because of external, political issues rather than company fundamentals.

Energy stock valuations also are attractive after the slump caused by falling commodity prices. In many ways, the situation facing the energy industry is the reverse of that confronting the technology industry. The energy industry has been held back by under-investment in recent years. However, investors will need to adjust to the reality that energy exploration activities are likely to be less efficient, resulting in more expensive commodities in the future.

EVERGREEN
Value Fund
Portfolio Manager Interview

We expect to reduce emphasis on consumer cyclical stocks, which are dependent on discretionary spending, as we anticipate consumer spending may become more moderate in the face of rising unemployment and uncertainty about the future. Among consumer cyclicals, we will look for opportunities among cable companies which have the potential of improving their earnings as they introduce new services with higher margins.

Within technology, we intend to maintain a relatively low weighting, when compared to competitive funds, until we see sound evidence that the industry is beginning to recover. In the utility industry, we expect to continue to de-emphasize electric companies in favor of natural gas stocks, which we think have greater relative value. In the financial services sector, we remain concerned about credit risk. We are likely to focus our finance investments on those companies with fee-based and traditional lending businesses, rather than on companies heavily dependent on the capital markets.

EVERGREEN
Blue Chip Fund
Financial Highlights

(For a share outstanding throughout each period)

	Year Ended July 31,

	2001	2000	1999	1998(a)

CLASS A SHARES
Net asset value, beginning of period	$ 34.79	$ 32.88	$ 30.42	$ 27.39

Income from investment operations
Net investment income (loss)	0.01	(0.03)	0.05	0.08
Net realized and unrealized gains or losses on securities	(6.81)	4.34	4.82	3.01

Total from investment operations	(6.80)	4.31	4.87	3.09

Distributions to shareholders from
Net investment income	0	0	(0.03)	(0.06)
Net realized gains	(2.30)	(2.40)	(2.38)	0

Total distributions to shareholders	(2.30)	(2.40)	(2.41)	(0.06)

Net asset value, end of period	$ 25.69	$ 34.79	$ 32.88	$ 30.42

Total return*	(20.47%)	13.22%	17.29%	11.29%
Ratios and supplemental data
Net assets, end of period (millions)	$ 329	$ 467	$ 382	$ 285
Ratios to average net assets
Expenses‡	1.22%	1.15%	1.20%	1.20%†
Net investment income (loss)	0.02%	(0.04%)	0.19%	0.49%†
Portfolio turnover rate	223%	153%	111%	112%

	Year Ended July 31,				Year Ended August 31,

	2001	2000	1999	1998 (b)	1997	1996

CLASS B SHARES
Net asset value, beginning of period	$ 34.15	$ 32.54	$ 30.35	$ 29.79	$ 25.05	$ 22.98

Income from investment operations
Net investment income (loss)	(0.21)	(0.14)	(0.05)	(0.12)	0.15	0.12
Net realized and unrealized gains or losses on securities	(6.65)	4.15	4.62	5.72	7.97	3.69

Total from investment operations	(6.86)	4.01	4.57	5.60	8.12	3.81

Distributions to shareholders from
Net investment income	0	0	0	(0.08)	(0.20)	(0.76)
Net realized gains	(2.30)	(2.40)	(2.38)	(4.96)	(3.18)	(0.98)

Total distributions to shareholders	(2.30)	(2.40)	(2.38)	(5.04)	(3.38)	(1.74)

Net asset value, end of period	$ 24.99	$ 34.15	$ 32.54	$ 30.35	$ 29.79	$ 25.05

Total return*	(21.06%)	12.40%	16.26%	20.89%	34.76%	17.31%
Ratios and supplemental data
Net assets, end of period (millions)	$ 364	$ 477	$ 255	$ 118	$ 313	$ 225
Ratios to average net assets
Expenses‡	1.98%	1.90%	1.95%	1.68%†	1.57%	1.85%
Net investment income (loss)	(0.73%)	(0.79%)	(0.60%)	(0.02%)†	0.55%	0.52%
Portfolio turnover rate	223%	153%	111%	112%	109%	139%

(a)	For the period from January 20, 1998 (commencement of class operations) to July 31, 1998.
(b)	For the eleven months ended July 31, 1998. The Fund changed its fiscal year end from August 31 to July 31, effective July 31, 1998.
*	Excluding applicable sales charges.
‡	The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.
†	Annualized.

See Combined Notes to Financial Statements.

EVERGREEN
Blue Chip Fund
Financial Highlights

(For a share outstanding throughout each period)

	Year Ended July 31,

	2001	2000	1999	1998 (a)

CLASS C SHARES
Net asset value, beginning of period	$ 34.24	$ 32.63	$ 30.40	$ 27.70

Income from investment operations
Net investment income (loss)	(0.21)	(0.04)	(0.11)	0
Net realized and unrealized gains or losses on securities	(6.67)	4.05	4.72	2.72

Total from investment operations	(6.88)	4.01	4.61	2.72

Distributions to shareholders from
Net investment income	0	0	0	(0.02)
Net realized gains	(2.30)	(2.40)	(2.38)	0

Total distributions to shareholders	(2.30)	(2.40)	(2.38)	(0.02)

Net asset value, end of period	$ 25.06	$ 34.24	$ 32.63	$ 30.40

Total return*	(21.06%)	12.37%	16.37%	9.80%
Ratios and supplemental data
Net assets, end of period (thousands)	$ 18,579	$ 21,810	$ 2,969	$ 780
Ratios to average net assets
Expenses‡	1.98%	1.90%	1.95%	2.02%†
Net investment income (loss)	(0.73%)	(0.78%)	(0.67%)	(0.27%)†
Portfolio turnover rate	223%	153%	111%	112%

	Year Ended July 31,

	2001	2000	1999 (b)

CLASS I SHARES**
Net asset value, beginning of period	$ 34.59	$ 32.62	$ 32.30

Income from investment operations
Net investment income	0.06	0.04	0
Net realized and unrealized gains or losses on securities	(6.75)	4.33	0.32

Total from investment operations	(6.69)	4.37	0.32

Distributions to shareholders from
Net realized gains	(2.30)	(2.40)	0

Total distributions to shareholders	(2.30)	(2.40)	0

Net asset value, end of period	$ 25.60	$ 34.59	$ 32.62

Total return	(20.26%)	13.53%	0.99%
Ratios and supplemental data
Net assets, end of period (thousands)	$ 14,163	$ 15,967	$ 789
Ratios to average net assets
Expenses‡	0.98%	0.90%	0.95	%†
Net investment income	0.26%	0.22%	0.08	%†
Portfolio turnover rate	223%	153%	111%

(a)	For the period from January 22, 1998 (commencement of class operations) to July 31, 1998.
(b)	For the period from April 30, 1999 (commencement of class operations) to July 31, 1999.
*	Excluding applicable sales charges.
‡	The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.
†	Annualized.
**	Effective at the close of business May 11, 2001, Class Y shares of the Fund were renamed as Institutional shares (Class I).

See Combined Notes to Financial Statements.

EVERGREEN
Equity Income Fund
Financial Highlights

(For a share outstanding throughout each period)

	Year Ended July 31,					Year Ended January 31, 1997

	2001 #	2000	1999	1998	1997 (a) #

CLASS A SHARES
Net asset value, beginning of period	$ 20.86	$ 22.57	$ 23.19	$ 23.94	$ 21.79	$ 20.15

Income from investment operations
Net investment income	0.81	0.98	0.94	1.05	0.52	1.02
Net realized and unrealized gains or losses on securities and foreign currency related transactions	1.26	(0.82)	1.50	0.81	2.15	1.67

Total from investment operations	2.07	0.16	2.44	1.86	2.67	2.69

Distributions to shareholders from
Net investment income	(0.78)	(1.01)	(0.93)	(1.02)	(0.52)	(1.05)
Net realized gains	(0.01)	(0.86)	(2.13)	(1.59)	0	0

Total distributions to shareholders	(0.79)	(1.87)	(3.06)	(2.61)	(0.52)	(1.05)

Net asset value, end of period	$ 22.14	$ 20.86	$ 22.57	$ 23.19	$ 23.94	$ 21.79

Total return*	10.14%	0.74%	12.14%	7.93%	12.45%	13.80%
Ratios and supplemental data
Net assets, end of period (thousands)	$ 76,780	$ 62,692	$ 35,714	$ 15,005	$ 11,955	$ 9,678
Ratios to average net asset
Expenses‡	1.34%	1.49%	1.46%	1.50%	1.45%†	1.44%
Net investment income	3.66%	4.13%	4.39%	4.20%	4.69%†	4.93%
Portfolio turnover rate	60%	115%	124%	133%	72%	168%

	Year Ended July 31,					Year Ended January 31, 1997

	2001 #	2000	1999	1998	1997 (a) #

CLASS B SHARES
Net asset value, beginning of period	$ 20.68	$ 22.38	$ 23.04	$ 23.81	$ 21.69	$ 20.08

Income from investment operations
Net investment income	0.64	0.73	0.76	0.86	0.43	0.89
Net realized and unrealized gains or losses on securities and foreign currency related transactions	1.25	(0.73)	1.51	0.81	2.15	1.64

Total from investment operations	1.89	0	2.27	1.67	2.58	2.53

Distributions to shareholders from
Net investment income	(0.61)	(0.84)	(0.80)	(0.85)	(0.46)	(0.92)
Net realized gains	(0.01)	(0.86)	(2.13)	(1.59)	0	0

Total distributions to shareholders	(0.62)	(1.70)	(2.93)	(2.44)	(0.46)	(0.92)

Net asset value, end of period	$ 21.95	$ 20.68	$ 22.38	$ 23.04	$ 23.81	$ 21.69

Total return*	9.31%	0.00%	11.34%	7.13%	12.06%	13.00%
Ratios and supplemental data
Net assets, end of period (thousands)	$161,726	$177,968	$185,177	$ 54,544	$ 43,977	$ 35,323
Ratios to average net assets
Expenses‡	2.10%	2.24%	2.21%	2.25%	2.20%†	2.19%
Net investment income	2.93%	3.28%	3.61%	3.46%	3.94%†	4.17%
Portfolio turnover rate	60%	115%	124%	133%	72%	168%

(a)	For the six months ended July 31, 1997. The Fund changed its fiscal year end from January 31 to July 31, effective July 31, 1997.
*	Excluding applicable sales charges.
†	Annualized.
‡	The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.
#	Net investment income is based on average shares outstanding during the period.

See Combined Notes to Financial Statements.

EVERGREEN
Equity Income Fund
Financial Highlights

(For a share outstanding throughout each period)

	Year Ended July 31,					Year Ended January 31, 1997

	2001 #	2000	1999 #	1998	1997 (a) #

CLASS C SHARES
Net asset value, beginning of period	$ 20.68	$ 22.38	$ 23.04	$ 23.81	$ 21.69	$ 20.08

Income from investment operations
Net investment income	0.62	0.88	0.76	0.87	0.44	0.87
Net realized and unrealized gains or losses on securities and foreign currency related transactions	1.27	(0.88)	1.51	0.80	2.14	1.66

Total from investment operations	1.89	0	2.27	1.67	2.58	2.53

Distributions to shareholders from
Net investment income	(0.61)	(0.84)	(0.80)	(0.85)	(0.46)	(0.92)
Net realized gains	(0.01)	(0.86)	(2.13)	(1.59)	0	0

Total distributions to shareholders	(0.62)	(1.70)	(2.93)	(2.44)	(0.46)	(0.92)

Net asset value, end of period	$ 21.95	$ 20.68	$ 22.38	$ 23.04	$ 23.81	$ 21.69

Total return*	9.31%	0.00%	11.34%	7.13%	12.06%	12.90%
Ratios and supplemental data
Net assets, end of period (thousands)	$ 16,871	$ 9,112	$ 2,502	$ 1,259	$ 950	$ 982
Ratios to average net assets
Expenses‡	2.09%	2.25%	2.21%	2.25%	2.20%†	2.19%
Net investment income	2.87%	3.43%	3.60%	3.48%	4.06%†	4.15%
Portfolio turnover rate	60%	115%	124%	133%	72%	168%

	Year Ended July 31,					Year Ended January 31, 1997

	2001 #	2000	1999 #	1998	1997 (a) #

CLASS I SHARES**
Net asset value, beginning of period	$ 20.87	$ 22.58	$ 23.22	$ 23.98	$ 21.81	$ 20.16

Income from investment operations
Net investment income	0.87	0.94	0.99	1.02	0.55	1.08
Net realized and unrealized gains or losses on securities and foreign currency related transactions	1.26	(0.72)	1.52	0.89	2.16	1.66

Total from investment operations	2.13	0.22	2.51	1.91	2.71	2.74

Distributions to shareholders from
Net investment income	(0.84)	(1.07)	(1.02)	(1.08)	(0.54)	(1.09)
Net realized gains	(0.01)	(0.86)	(2.13)	(1.59)	0	0

Total distributions to shareholders	(0.85)	(1.93)	(3.15)	(2.67)	(0.54)	(1.09)

Net asset value, end of period	$ 22.15	$ 20.87	$ 22.58	$ 23.22	$ 23.98	$ 21.81

Total return	10.43%	1.00%	12.46%	8.16%	12.65%	14.10%
Ratios and supplemental data
Net assets, end of period (millions)	$ 718	$ 733	$ 847	$ 880	$ 900	$ 858
Ratios to average net assets
Expenses‡	1.09%	1.23%	1.21%	1.25%	1.20%†	1.18%
Net investment income	3.93%	4.29%	4.61%	4.46%	4.97%†	5.14%
Portfolio turnover rate	60%	115%	124%	133%	72%	168%

(a)	For the six months ended July 31, 1997. The Fund changed its fiscal year end from January 31 to July 31, effective July 31, 1997.
*	Excluding applicable sales charges.
†	Annualized.
‡	The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.
#	Net investment income is based on average shares outstanding during the period.
**	Effective at the close of business on May 11, 2001, Class Y shares of the Fund were renamed as Institutional shares (Class I).

See Combined Notes to Financial Statements.

EVERGREEN
Growth and Income Fund
Financial Highlights

(For a share outstanding throughout each period)

	Year Ended July 31,					Year Ended December 31, 1996

	2001 #	2000	1999	1998	1997 (a)

CLASS A SHARES
Net asset value, beginning of period	$ 30.72	$ 29.56	$ 29.14	$ 27.26	$ 22.53	$ 18.63

Income from investment operations
Net investment income (loss)	(0.05)	(0.09)	0.10	0.16	0.08	0.12
Net realized and unrealized gains or losses on securities and foreign currency related transactions	(3.12)	1.85	1.16	2.86	4.72	4.26

Total from investment operations	(3.17)	1.76	1.26	3.02	4.80	4.38

Distributions to shareholders from
Net investment income	0	0	(0.06)	(0.13)	(0.07)	(0.13)
Net realized gains	(3.63)	(0.60)	(0.78)	(1.01)	0	(0.35)

Total distributions to shareholders	(3.63)	(0.60)	(0.84)	(1.14)	(0.07)	(0.48)

Net asset value, end of period	$ 23.92	$ 30.72	$ 29.56	$ 29.14	$ 27.26	$ 22.53

Total return*	(11.35%)	6.01%	4.48%	11.26%	21.33%	23.50%
Ratios and supplemental data
Net assets, end of period (millions)	$ 147	$ 207	$ 250	$ 296	$ 166	$ 85
Ratios to average net assets
Expenses‡	1.51%	1.47%	1.43%	1.46%	1.47%†	1.41%
Net investment income (loss)	(0.19%)	(0.28%)	0.33%	0.61%	0.57%†	0.70%
Portfolio turnover rate	26%	61%	39%	20%	6%	14%

	Year Ended July 31,					Year Ended December 31, 1996

	2001 #	2000	1999	1998	1997 (a)

CLASS B SHARES
Net asset value, beginning of period	$ 30.05	$ 29.14	$ 28.88	$ 27.10	$ 22.43	$ 18.59

Income from investment operations
Net investment income (loss)	(0.25)	(0.35)	(0.14)	(0.02)	(0.02)	0
Net realized and unrealized gains or losses on securities and foreign currency related transactions	(3.03)	1.86	1.18	2.81	4.69	4.20

Total from investment operations	(3.28)	1.51	1.04	2.79	4.67	4.20

Distributions to shareholders from
Net investment income	0	0	0	0	0	(0.01)
Net realized gains	(3.63)	(0.60)	(0.78)	(1.01)	0	(0.35)

Total distributions to shareholders	(3.63)	(0.60)	(0.78)	(1.01)	0	(0.36)

Net asset value, end of period	$ 23.14	$ 30.05	$ 29.14	$ 28.88	$ 27.10	$ 22.43

Total return*	(12.03%)	5.23%	3.73%	10.44%	20.82%	22.60%
Ratios and supplemental data
Net assets, end of period (millions)	$ 505	$ 706	$ 891	$ 1,000	$ 542	$ 245
Ratios to average net assets
Expenses‡	2.26%	2.22%	2.18%	2.21%	2.25%†	2.17%
Net investment income (loss)	(0.94%)	(1.03%)	(0.43%)	(0.14%)	(0.19%)†	(0.06%)
Portfolio turnover rate	26%	61%	39%	20%	6%	14%

(a)	For the seven months ended July 31, 1997. The Fund changed its fiscal year end from December 31 to July 31, effective July 31, 1997.
*	Excluding applicable sales charges.
†	Annualized.
‡	The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.
#	Net investment income is based on average shares outstanding during the period.

See Combined Notes to Financial Statements.

EVERGREEN
Growth and Income Fund
Financial Highlights

(For a share outstanding throughout each period)

	Year Ended July 31,					Year Ended December 31, 1996

	2001 #	2000	1999	1998	1997 (a)

CLASS C SHARES
Net asset value, beginning of period	$ 30.05	$ 29.14	$ 28.89	$ 27.10	$ 22.43	$ 18.58

Income from investment operations
Net investment income (loss)	(0.25)	(0.36)	(0.16)	(0.02)	(0.02)	0
Net realized and unrealized gains or losses on securities and foreign currency related transactions	(3.03)	1.87	1.19	2.82	4.69	4.21

Total from investment operations	(3.28)	1.51	1.03	2.80	4.67	4.21

Distributions to shareholders from
Net investment income	0	0	0	0	0	(0.01)
Net realized gains	(3.63)	(0.60)	(0.78)	(1.01)	0	(0.35)

Total distributions to shareholders	(3.63)	(0.60)	(0.78)	(1.01)	0	(0.36)

Net asset value, end of period	$ 23.14	$ 30.05	$ 29.14	$ 28.89	$ 27.10	$ 22.43

Total return*	(12.03%)	5.23%	3.69%	10.47%	20.82%	22.60%
Ratios and supplemental data
Net assets, end of period (millions)	$ 17	$ 26	$ 37	$ 50	$ 24	$ 10
Ratios to average net assets
Expenses‡	2.26%	2.21%	2.18%	2.21%	2.25%†	2.17%
Net investment loss	(0.94%)	(1.02%)	(0.42%)	(0.13%)	(0.19%)†	(0.06%)
Portfolio turnover rate	26%	61%	39%	20%	6%	14%

	Year Ended July 31,					Year Ended December 31, 1996

	2001 #	2000	1999	1998	1997 (a)

CLASS I SHARES **
Net asset value, beginning of period	$ 30.90	$ 29.65	$ 29.19	$ 27.29	$ 22.55	$ 18.64

Income from investment operations
Net investment income (loss)	0.01	(0.01)	0.19	0.24	0.11	0.18
Net realized and unrealized gains or losses on securities and foreign currency related transactions	(3.14)	1.86	1.15	2.87	4.73	4.25

Total from investment operations	(3.13)	1.85	4.84	3.11	4.43	4.43

Distributions to shareholders from
Net investment income	0	0	(0.10)	(0.20)	(0.10)	(0.17)
Net realized gains	(3.63)	(0.60)	(0.78)	(1.01)	0	(0.35)

Total distributions to shareholders	(3.63)	(0.60)	(0.88)	(1.21)	(0.10)	(0.52)

Net asset value, end of period	$ 24.14	$ 30.90	$ 29.65	$ 29.19	$ 27.29	$ 22.55

Total return	(11.14%)	6.30%	4.75%	11.56%	21.52%	23.80%
Ratios and supplemental data
Net assets, end of period (millions)	$ 256	$ 484	$ 634	$ 801	$ 616	$ 442
Ratios to average net assets
Expenses‡	1.26%	1.22%	1.18%	1.20%	1.21%	1.16%
Net investment income (loss)	0.05%	(0.03%)	0.57%	0.86%	0.82%	0.93%
Portfolio turnover rate	26%	61%	39%	20%	6%	14%

(a)	For the seven months ended July 31, 1997. The Fund changed its fiscal year end from December 31 to July 31, effective July 31, 1997.
*	Excluding applicable sales charges.
‡	The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.
†	Annualized.
#	Net investment income is based on average shares outstanding during the period.
**	Effective at the close of business May 11, 2001, Class Y shares of the Fund were renamed as Institutional shares (Class I).

See Combined Notes to Financial Statements.

EVERGREEN
Small Cap Value Fund
Financial Highlights

(For a share outstanding throughout each period)

	Year Ended July 31,					Year Ended December 31, 1996
	2001	2000	1999	1998	1997 (a)#

CLASS A SHARES
Net value, beginning of period	$15.40	$15.57	$15.75	$15.69	$13.10	$11.57

Income from investment operations
Net investment income (loss)	(0.03)	0.05	0.26	0.29	0.14	0.34
Net realized and unrealized gains or losses on securities	4.36	(0.18)	0.04	0.24	2.59	2.13

Total from investment operations	4.33	(0.13)	0.30	0.53	2.73	2.47

Distributions to shareholders from
Net investment income	0	(0.04)	(0.30)	(0.28)	(0.13)	(0.34)
Net realized gains	0	0	(0.18)	(0.19)	(0.01)	(0.60)

Total distributions to shareholders	0	(0.04)	(0.48)	(0.47)	(0.14)	(0.94)

Net asset value, end of period	$19.73	$15.40	$15.57	$15.75	$15.69	$13.10

Total return*	28.12%	(0.85%)	2.17%	3.24%	20.99%	22.00%
Ratios and supplemental data
Net assets, end of period (thousands)	$100,630	$48,166	$59,451	$54,142	$4,239	$336
Ratios to average net assets
Expenses‡	1.56%	1.76%	1.67%	1.68%	1.71%†	1.75%
Net investment income (loss)	(0.11%)	0.41%	1.85%	1.95%	1.88%†	3.08%
Portfolio turnover rate	98%	138%	54%	18%	13%	50%

	Year Ended July 31,					Year Ended December 31, 1996

	2001	2000	1999	1998	1997 (a)#

CLASS B SHARES
Net asset value, beginning of period	$15.23	$15.48	$15.67	$15.64	$13.09	$11.57

Income from investment operations
Net investment income (loss)	(0.13)	(0.07)	0.16	0.19	0.08	0.27
Net realized and unrealized gains or losses on securities	4.26	(0.17)	0.02	0.22	2.57	2.11
Total from investment operations	4.13	(0.24)	0.18	0.41	2.65	2.38

Distributions to shareholders from
Net investment income	0	(0.01)	(0.19)	(0.19)	(0.09)	(0.26)
Net realized gains	0	0	(0.18)	(0.19)	(0.01)	(0.60)

Total distributions to shareholders	0	(0.01)	(0.37)	(0.38)	(0.10)	(0.86)

Net asset value, end of period	$19.36	$15.23	$15.48	$15.67	$15.64	$13.09

Total return*	27.12%	(1.55%)	1.35%	2.49%	20.37%	21.10%
Ratios and supplemental data
Net assets, end of period (thousands)	$90,483	$69,450	$110,809	$130,191	$9,462	$692
Ratios to average net assets
Expenses‡	2.31%	2.51%	2.42%	2.43%	2.46%†	2.50%
Net investment income (loss)	(0.83%)	(0.32%)	1.15%	1.20%	1.12%†	2.39%
Portfolio turnover rate	98%	138%	54%	18%	13%	50%

(a)	For the seven months ended July 31, 1997. The Fund changed its fiscal year end from December 31 to July 31, effective July 31, 1997.
#	Net investment income is based on average shares outstanding during the period.
*	Excluding applicable sales charges.
‡	The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.
†	Annualized.

See Combined Notes to Financial Statements.

EVERGREEN
Small Cap Value Fund
Financial Highlights

(For a share outstanding throughout each period)

	Year Ended July 31,					Year Ended December 31, 1996

	2001	2000	1999	1998	1997 (a)#

CLASS C SHARES
Net asset value, beginning of period	$15.20	$15.46	$15.66	$15.63	$13.09	$11.56

Income from investment operations
Net investment income (loss)	(0.15)	(0.08)	0.16	0.19	0.10	0.28
Net realized and unrealized gains or losses on securities	4.28	(0.17)	0.01	0.22	2.54	2.10

Total from investment operations	4.13	(0.25)	0.17	0.41	2.64	2.38

Distributions to shareholders from
Net investment income	0	(0.01)	(0.19)	(0.19)	(0.09)	(0.25)
Net realized gains	0	0	(0.18)	(0.19)	(0.01)	(0.60)

Total distributions to shareholders	0	(0.01)	(0.37)	(0.38)	(0.10)	(0.85)

Net asset value, end of period	$19.33	$15.20	$15.46	$15.66	$15.63	$13.09

Total return*	27.17%	(1.62%)	1.28%	2.49%	20.30%	21.10%
Ratios and supplemental data
Net assets, end of period (thousands)	$23,618	$12,637	$22,842	$26,197	$2,770	$56
Ratios to average net assets
Expenses‡	2.31%	2.50%	2.42%	2.43%	2.45%†	2.50%
Net investment income (loss)	(0.85%)	(0.29%)	1.15%	1.20%	1.20%†	2.33%
Portfolio turnover rate	98%	138%	54%	18%	13%	50%

	Year Ended July 31,					Year Ended December 31, 1996

	2001	2000	1999	1998	1997 (a)#

CLASS I SHARES**
Net asset value, beginning of period	$15.43	$15.57	$15.77	$15.71	$13.12	$11.58

Income from investment operations
Net investment income	0.02	0.05	0.33	0.34	0.19	0.38
Net realized and unrealized gains or losses on securities	4.37	(0.14)	(0.02)	0.24	2.56	2.13

Total from investment operations	4.39	(0.09)	0.31	0.58	2.75	2.51

Distributions to shareholders from
Net investment income	0	(0.05)	(0.33)	(0.33)	(0.15)	(0.37)
Net realized gains	0	0	(0.18)	(0.19)	(0.01)	(0.60)

Total distributions to shareholders	0	(0.05)	(0.51)	(0.52)	(0.16)	(0.97)

Net asset value, end of period	$19.82	$15.43	$15.57	$15.77	$15.71	$$13.12

Total return	28.45%	(0.59%)	2.31%	3.57%	21.09%	22.40%
Ratios and supplemental data
Net assets, end of period (thousands)	$130,597	$92,921	$56,903	$96,556	$42,374	$8,592
Ratios to average net assets
Expenses‡	1.31%	1.50%	1.42%	1.39%	1.39%†	1.50%
Net investment income	0.17%	0.70%	2.19%	2.23%	2.39%†	3.36%
Portfolio turnover rate	98%	138%	54%	18%	13%	50%

(a)	For the seven months ended July 31, 1997. The Fund changed its fiscal year end from December 31 to July 31, effective July 31, 1997.
#	Net investment income is based on average shares outstanding during the period.
*	Excluding applicable sales charges.
‡	The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.
†	Annualized.
**	Effective at the close of business May 11, 2001, Class Y shares of the Fund were renamed as Institutional shares (Class I).

See Combined Notes to Financial Statements.

EVERGREEN
Small Cap Value Fund
Financial Highlights

(For a share outstanding throughout each period)

	Year Ended July 31,

	2001	2000 (a)

CLASS IS SHARES
Net asset value, beginning of period	$15.43	$15.61

Income from investment operations
Net investment income (loss)	(0.01)	0
Net realized and unrealized gains or losses on securities	4.35	(0.18)

Total from investment operations	4.34	(0.18)

Net asset value, end of period	$19.77	$15.43

Total return	28.13%	(1.15%)
Ratios and supplemental data
Net assets, end of period (thousands)	$1,479	$1,355
Ratios to average net assets
Expenses‡	1.56%	1.78%†
Net investment loss	(0.07%)	(0.02%)†
Portfolio turnover rate	98%	138%

(a)	For the period from June 30, 2000 (commencement of class operations) to July 31, 2000.
‡	The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.
†	Annualized.

See Combined Notes to Financial Statements.

EVERGREEN
Value Fund
Financial Highlights

(For a share outstanding throughout each period)

	Year Ended July 31,					Year Ended December 31, 1996

	2001 #	2000	1999	1998	1997 (a)

CLASS A SHARES
Net asset value, beginning of period	$ 20.68	$ 24.86	$ 22.23	$ 24.64	$ 20.57	$ 20.45

Income from investment operations
Net investment income	0.15	0.20	0.21	0.26	0.21	0.38
Net realized and unrealized gains or losses on securities	1.60	(1.08)	2.76	2.00	4.05	3.49

Total from investment operations	1.75	(0.88)	2.97	2.26	4.26	3.87

Distributions to shareholders from
Net investment income	(0.14)	(0.19)	(0.21)	(0.29)	(0.19)	(0.41)
Net realized gains	(2.23)	(3.11)	(0.13)	(4.38)	0	(3.34)

Total distributions to shareholders	(2.37)	(3.30)	(0.34)	(4.67)	(0.19)	(3.75)

Net asset value, end of period	$ 20.06	$ 20.68	$ 24.86	$ 22.23	$ 24.64	$ 20.57

Total return*	9.23%	(3.78%)	13.48%	9.55%	20.78%	18.90%
Ratios and supplemental data
Net assets, end of period (millions)	$ 387	$ 380	$ 464	$ 476	$ 392	$ 328
Ratios to average net assets
Expenses‡	1.08%	1.03%	1.00%	1.01%	0.92%†	0.91%
Net investment income	0.76%	0.91%	0.93%	1.04%	1.66%†	1.77%
Portfolio turnover rate	97%	83%	110%	69%	6%	91%

	Year Ended July 31,					Year Ended December 31, 1996

	2001 #	2000	1999	1998	1997 (a)

CLASS B SHARES
Net asset value, beginning of period	$20.62	$24.81	$22.20	$24.63	$ 20.58	$20.45

Income from investment operations
Net investment income (loss)	0	0.02	0.04	0.08	0.12	0.22
Net realized and unrealized gains or losses on securities	1.59	(1.06)	2.75	1.99	4.03	3.50

Total from investment operations	1.59	(1.04)	2.79	2.07	4.15	3.72

Distributions to shareholders from
Net investment income	(0.03)	(0.04)	(0.05)	(0.12)	(0.10)	(0.25)
Net realized gains	(2.23)	(3.11)	(0.13)	(4.38)	0	(3.34)

Total distributions to shareholders	(2.26)	(3.15)	(0.18)	(4.50)	(0.10)	(3.59)

Net asset value, end of period	$19.95	$20.62	$24.81	$22.20	$ 24.63	$20.58

Total return*	8.38%	(4.51%)	12.65%	8.73%	20.23%	18.10%
Ratios and supplemental data
Net assets, end of period (millions)	$ 173	$ 206	$ 332	$ 326	$ 276	$ 197
Ratios to average net assets
Expenses‡	1.83%	1.78%	1.75%	1.76%	1.67%†	1.66%
Net investment income	0.02%	0.15%	0.18%	0.30%	0.92%†	1.01%
Portfolio turnover rate	97%	83%	110%	69%	6	91%

(a)	For the seven months ended July 31, 1997. The Fund changed its fiscal year end from December 31 to July 31, effective July 3 1997.
#	Net investment income is based on average shares outstanding during the period.
*	Excluding applicable sales charges.
‡	The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.
†	Annualized.

See Combined Notes to Financial Statements.

EVERGREEN
Value Fund
Financial Highlights

(For a share outstanding throughout each period)

	Year Ended July 31,					Year Ended December 31, 1996

	2001 #	2000	1999	1998	1997 (a)

CLASS C SHARES
Net asset value, beginning of period	$20.60	$24.79	$22.18	$24.61	$20.56	$20.44

Income from investment operations
Net investment income	(0.01)	0.03	0.04	0.10	0.12	0.22
Net realized and unrealized gains or losses on securities	1.61	(1.07)	2.75	1.97	4.03	3.50

Total from investment operations	1.60	(1.04)	2.79	2.07	4.15	3.72

Distributions to shareholders from
Net investment income	(0.03)	(0.04)	(0.05)	(0.12)	(0.10)	(0.26)
Net realized gains	(2.23)	(3.11)	(0.13)	(4.38)	0	(3.34)

Total distributions to shareholders	(2.26)	(3.15)	(0.18)	(4.50)	(0.10)	(3.60)

Net asset value, end of period	$19.94	$20.60	$24.79	$22.18	$24.61	$20.56

Total return*	8.43%	(4.52%)	12.66%	8.74%	20.25%	18.10%
Ratios and supplemental data
Net assets, end of period (millions)	$ 7	$ 4	$ 5	$ 5	$ 3	$ 1
Ratios to average net assets
Expenses‡	1.83%	1.77%	1.75%	1.76%	1.66%†	1.67%
Net investment income	(0.04%)	0.15%	0.18%	0.29%	0.94%†	1.00%
Portfolio turnover rate	97%	83%	110%	69%	6	91%

	Year Ended July 31,					Year Ended December 31, 1996

	2001	2000	1999	1998	1997 (a)

CLASS I SHARES **
Net asset value, beginning of period	$ 20.68	$24.87	$22.23	$24.64	$ 20.57	$20.45

Income from investment operations
Net investment income	0.25	0.31	0.29	0.35	0.25	0.44
Net realized and unrealized gains or losses on securities	1.57	(1.14)	2.74	1.97	4.03	3.49

Total from investment operations	1.82	(0.83)	3.03	2.32	4.28	3.93

Distributions to shareholders from
Net investment income	(0.20)	(0.25)	(0.26)	(0.35)	(0.21)	(0.47)
Net realized gains	(2.23)	(3.11)	(0.13)	(4.38)	0	(3.34)

Total distributions to shareholders	(2.43)	(3.36)	(0.39)	(4.73)	(0.21)	(3.81)

Net asset value, end of period	$ 20.07	$20.68	$24.87	$22.23	$ 24.64	$20.57

Total return	9.56%	(3.59%)	13.81%	9.79%	20.93%	19.20%
Ratios and supplemental data
Net assets, end of period (millions)	$ 40	$ 57	$ 132	$ 183	$ 1,149	$ 996
Ratios to average net assets
Expenses‡	0.82%	0.77%	0.75%	0.70%	0.67%†	0.66%
Net investment income	1.04%	1.16%	1.20%	1.47%	1.91%†	2.02%
Portfolio turnover rate	97%	83%	110%	69%	6%	91%

(a)	For the seven months ended July 31, 1997. The Fund changed its fiscal year end from December 31 to July 31, effective July 31, 1997.
*	Excluding applicable sales charges.
‡	The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.
†	Annualized.
**	Effective at the close of business on May 11, 2001, Class Y shares of the Fund were renamed as Institutional shares (Class I).
#	Net investment income is based on average shares outstanding during the period.

See Combined Notes to Financial Statements.

EVERGREEN
Blue Chip Fund
Schedule of Investments

July 31, 2001

	Shares	Value

COMMON STOCKS–93.6%
CONSUMER DISCRETIONARY–17.4%
Auto Components–1.2%
Genuine Parts Co.	258,400	$8,506,528

Automobiles–0.8%
General Motors Corp.	90,450	5,752,620

Hotels, Restaurants & Leisure–2.4%
Brinker International, Inc. *	206,700	5,212,974
Darden Restaurants, Inc.	170,700	5,103,930
McDonald’s Corp.	106,400	3,100,496
Starwood Hotels & Resorts	106,150	3,788,494

		17,205,894

Household Durables–1.0%
Ethan Allen Interiors, Inc. ††	205,504	7,708,455

Media–4.1%
AOL Time Warner, Inc.	346,100	15,730,245
Clear Channel Communications, Inc. *	65,550	3,841,230
McGraw-Hill Companies, Inc.	106,800	6,554,316
Walt Disney Co.	128,700	3,391,245

		29,517,036

Multi-line Retail–3.3%
Target Corp.	173,150	6,700,905
Wal-Mart Stores, Inc.	313,325	17,514,867

		24,215,772

Specialty Retail–4.1%
Bed Bath & Beyond, Inc. *	246,100	7,931,803
Best Buy Co., Inc. *	134,350	8,996,076
Home Depot, Inc.	174,200	8,774,454
Talbots, Inc. ††	102,200	4,394,600

		30,096,933

Textiles & Apparel–0.5%
Jones Apparel Group, Inc. *	91,550	3,574,112

CONSUMER STAPLES–3.1%
Beverages–2.0%
Anheuser-Busch Companies, Inc.	140,400	6,080,724
PepsiCo., Inc.	180,050	8,395,731

		14,476,455

Food Products–0.4%
Kraft Foods, Inc., Class A *	99,189	3,069,900

Personal Products–0.7%
Colgate-Palmolive Co.	93,300	5,056,860

EVERGREEN
Blue Chip Fund
Schedule of Investments (continued)

July 31, 2001

	Shares	Value

COMMON STOCKS–continued
ENERGY–7.4%
Energy Equipment & Services–0.5%
BJ Services Co. *	140,000	$3,530,800

Oil & Gas–6.9%
BP Amoco Plc, ADR	123,664	6,111,475
Exxon Mobil Corp.	405,468	16,932,344
Kerr-McGee Corp.	59,600	3,765,528
Phillips Petroleum Co. ††	75,650	4,318,859
Royal Dutch Petroleum Co.	164,500	9,541,000
Texaco, Inc.	141,350	9,788,487

		50,457,693

FINANCIALS–14.9%
Banks–4.6%
Bank of America Corp.	172,450	10,971,269
Bank of New York Co., Inc.	144,050	6,462,083
PNC Financial Services Group	45,800	3,038,830
Wells Fargo & Co.	198,650	9,149,819
Wilmington Trust Corp. ††	59,300	3,909,056

		33,531,057

Diversified Financials–7.5%
American Express Co.	137,200	5,533,276
Citigroup, Inc.	385,266	19,344,206
Freddie Mac	189,050	12,938,582
J.P. Morgan Chase & Co.	122,130	5,288,229
Lehman Brothers Holdings, Inc.	19,200	1,382,400
Merrill Lynch & Co., Inc.	77,000	4,176,480
Moody’s Corp.	112,250	3,733,435
Morgan Stanley Dean Witter & Co.	29,100	1,740,762

		54,137,370

Insurance–2.8%
Allstate Corp.	84,500	2,954,120
AMBAC Financial Group, Inc.	59,500	3,423,630
American General Corp.	65,400	3,024,750
American International Group, Inc.	132,550	11,034,787

		20,437,287

HEALTH CARE–15.1%
Biotechnology–1.6%
Amgen, Inc. *	115,850	7,264,954
Genzyme Corp. *	82,150	4,600,400

		11,865,354

EVERGREEN
Blue Chip Fund
Schedule of Investments (continued)

July 31, 2001

	Shares	Value

COMMON STOCKS–continued
HEALTH CARE–continued
Health Care Equipment & Supplies–2.8%
Baxter International, Inc.	149,300	$7,435,140
Saint Jude Medical, Inc.	93,950	6,576,500
Stryker Corp.	105,550	6,330,889

		20,342,529

Health Care Providers & Services–3.5%
Cardinal Health, Inc.	83,675	6,160,990
First Health Group Corp. *	144,400	3,839,596
Health Management Associates, Inc., Class A *	187,900	3,712,904
Tenet Healthcare Corp. *	131,250	7,285,688
UnitedHealth Group, Inc.	60,600	4,085,652

		25,084,830

Pharmaceuticals–7.2%
American Home Products Corp.	136,600	8,238,346
Bristol-Myers Squibb Co.	107,350	6,348,679
Johnson & Johnson Co.	174,400	9,435,040
Merck & Co., Inc.	96,900	6,587,262
Mylan Laboratories, Inc.	147,750	4,986,562
Pfizer, Inc.	413,300	17,036,226

		52,632,115

INDUSTRIALS–11.7%
Aerospace & Defense–0.4%
United Technologies Corp.	41,300	3,031,420

Commercial Services & Supplies–4.4%
Concord EFS, Inc. *	155,350	8,913,983
First Data Corp.	106,150	7,358,318
Republic Services, Inc. *	340,550	6,776,945
Sabre Group Holdings, Inc. *	142,300	6,995,468
SEI Investments Co.	39,000	1,868,880

		31,913,594

Industrial Conglomerates–5.7%
General Electric Co.	564,600	24,560,100
Minnesota Mining & Manufacturing Co.	48,300	5,403,804
Tyco International, Ltd.	218,900	11,645,480

		41,609,384

Machinery–0.3%
Navistar International Corp., Inc. *	55,400	1,778,894

Road & Rail–0.9%
Union Pacific Corp.	124,850	6,703,196

EVERGREEN
Blue Chip Fund
Schedule of Investments (continued)

July 31, 2001

	Shares	Value

COMMON STOCKS–continued
INFORMATION TECHNOLOGY–15.9%
Communications Equipment–1.4%
Cisco Systems, Inc. *	527,600	$10,140,472

Computers & Peripherals–2.6%
International Business Machines Corp.	129,200	13,593,132
Lexmark International Group, Inc. *	109,800	5,020,056

		18,613,188

Electronic Equipment & Instruments–0.6%
Sanmina Corp. *	187,200	4,082,832

IT Consulting & Services–1.8%
Affiliated Computer Services, Inc., Class A * ††	96,400	7,985,776
SunGard Data Systems, Inc. *	194,800	5,312,196

		13,297,972

Semiconductor Equipment & Products–5.0%
Altera Corp. *	230,750	6,936,345
Applied Materials, Inc. *	57,150	2,620,899
Intel Corp.	320,950	9,567,519
Novellus Systems, Inc. *	59,650	3,040,361
PMC-Sierra, Inc. * ††	173,600	5,261,816
Texas Instruments, Inc.	255,950	8,830,275

		36,257,215

Software–4.5%
Microsoft Corp. *	320,700	21,227,133
Oracle Corp. *	529,900	9,580,592
Veritas Software Corp. *	42,850	1,817,268

		32,624,993

MATERIALS–2.3%
Chemicals–1.2%
Air Products & Chemicals, Inc.	84,650	3,456,260
Ecolab, Inc.	117,250	4,694,690

		8,150,950

Metals & Mining–0.3%
Alcoa, Inc.	56,800	2,228,264

Paper & Forest Products–0.8%
Weyerhaeuser Co.	99,400	5,937,162

TELECOMMUNICATION SERVICES–3.2%
Diversified Telecommunication Services–3.0%
AT&T Corp.	261,354	5,281,964
SBC Communications, Inc.	199,350	8,976,730
Verizon Communications	130,450	7,063,868

		21,322,562

EVERGREEN
Blue Chip Fund
Schedule of Investments (continued)

July 31, 2001

	Shares	Value

COMMON STOCKS–continued
TELECOMMUNICATION SERVICES–continued
Wireless Telecommunications Services–0.2%
AT&T Wireless Services Inc. *	84,103	$1,571,885

UTILITIES–2.6%
Electric Utilities–1.7%
CMS Energy Corp.	92,250	2,460,308
Dominion Resources, Inc.	88,350	5,344,291
Duke Energy Corp.	107,250	4,140,922

		11,945,521

Multi-Utilities–0.3%
Xcel Energy, Inc.	87,175	2,348,495

Water Utilities–0.6%
American Water Works, Inc. ††	147,150	4,574,894

Total Common Stocks		679,332,493

SHORT-TERM INVESTMENTS–10.1%
MUTUAL FUND SHARES–10.1%
Evergreen Select Money Market Fund ø	49,741,172	49,741,172
Navigator Prime Portfolio ‡	23,742,067	23,742,067

Total Short-Term Investments		73,483,239

Total Investments–(cost $709,583,178)–103.7%		752,815,732
Other Assets and Liabilities–(3.7%)		(26,600,522)

Net Assets–100.0%		$726,215,210

See Combined Notes to Schedules of Investments.

EVERGREEN
Equity Income Fund
Schedule of Investments

July 31, 2001

	Shares	Value

COMMON STOCKS–54.6%
CONSUMER DISCRETIONARY–15.5%
Auto Components–1.6%
Dana Corp.	600,000	$15,450,000

Automobiles–1.0%
Ford Motor Co.	382,500	9,742,275

Electronic Equipment & Instruments–0.3%
Koninklijke (Royal) Philips Electronics NV	100,000	2,763,000

Hotels, Restaurants & Leisure–0.6%
Carnival Corp., Class A	100,000	3,340,000
Royal Caribbean Cruises, Ltd. ††	100,000	2,363,000

		5,703,000

Household Durables–2.4%
Black & Decker Corp.	50,000	2,135,500
Leggett & Platt, Inc.	231,000	5,537,070
Maytag Corp.	203,300	6,816,649
Whirlpool Corp.	125,000	8,817,500

		23,306,719

Media–1.1%
AOL Time Warner, Inc.	228,085	10,366,463

Multi-line Retail–5.6%
Dollar General Corp.	693,350	13,610,461
J.C. Penney Co., Inc.	675,000	19,197,000
May Department Stores Co.	300,000	9,960,000
Target Corp.	200,000	7,740,000
Wal-Mart Stores, Inc.	75,000	4,192,500

		54,699,961

Specialty Retail–2.2%
Intimate Brands, Inc., Class A	337,500	5,450,625
RadioShack Corp.	200,000	5,646,000
Tiffany & Co.	300,000	10,590,000

		21,686,625

Textiles & Apparel–0.7%
V.F. Corp.	186,000	6,809,460

CONSUMER STAPLES–0.1%
Personal Products–0.1%
Kimberly-Clark Corp.	20,000	1,216,200

EVERGREEN
Equity Income Fund
Schedule of Investments (continued)

July 31, 2001

	Shares	Value

COMMON STOCKS–continued
ENERGY–2.6%
Oil & Gas–2.6%
BP Amoco Plc, ADR	47,092	$2,327,287
Conoco, Inc., Class B	148,637	4,607,747
Exxon Mobil Corp.	72,000	3,006,720
Murphy Oil Corp.	100,000	7,655,000
Texaco, Inc.	110,700	7,665,975

		25,262,729

FINANCIALS–19.0%
Banks–9.6%
Amcore Financial, Inc.	221,500	4,866,355
Associated Banc Corp.	40,000	1,427,600
Banknorth Group, Inc.	310,430	7,127,473
CB Bancshares, Inc.	110,000	3,877,500
Comerica, Inc.	86,500	5,327,535
Commerce Bancshares, Inc.	137,812	5,338,837
First Essex Bancorp, Inc. ††	282,000	7,873,440
First Union Corp. @	8,000	283,200
FleetBoston Financial Corp.	56,000	2,101,120
KeyCorp	148,000	3,959,000
National City Corp.	225,000	7,227,000
National Commerce Financial Corp.	241,815	6,359,734
North Fork Bancorp, Inc. ††	430,000	13,949,200
PNC Financial Services Group	20,000	1,327,000
SouthTrust Corp.	280,000	7,187,600
Suntrust Banks, Inc.	62,000	4,293,500
Susquehanna Bancshares, Inc. ††	138,375	2,883,735
U.S. Bancorp	189,750	4,504,665
Wells Fargo & Co.	71,000	3,270,260

		93,184,754

Diversified Financials–1.2%
J.P. Morgan Chase & Co.	175,000	7,577,500
T. Rowe Price Group, Inc.	100,000	3,796,000

		11,373,500

Insurance–2.2%
Old Republic International Corp.	155,000	4,107,500
PartnerRe, Ltd.	84,500	4,203,875
XL Capital, Ltd., Class A	170,000	13,047,500

		21,358,875

EVERGREEN
Equity Income Fund
Schedule of Investments (continued)

July 31, 2001

	Shares	Value

COMMON STOCKS–continued
FINANCIALS–continued
Real Estate–6.0%
AMB Property Corp. REIT	100,000	$2,500,000
Arden Realty Group, Inc. REIT	100,000	2,540,000
Boston Properties, Inc. REIT	27,000	1,040,850
Equity Office Properties Trust REIT	69,917	2,098,908
Equity Residential Properties Trust REIT	147,900	8,385,930
First Industrial Realty Trust, Inc. REIT	134,000	4,207,600
Gables Residential Trust REIT	419,700	12,318,195
Host Marriott Corp. REIT	450,000	5,692,500
Kilroy Realty Corp. REIT	100,000	2,680,000
Macerich Co. REIT	50,000	1,205,000
Post Property, Inc. REIT	235,700	8,838,750
Simon Property Group, Inc., REIT	200,000	5,670,000
Taubman Centers, Inc. REIT	100,000	1,400,000

		58,577,733

HEALTH CARE–5.4%
Pharmaceuticals–5.4%
Abbott Laboratories	220,000	11,789,800
American Home Products Corp.	300,000	18,093,000
Bristol-Myers Squibb Co.	180,000	10,645,200
Johnson & Johnson Co.	66,000	3,570,600
Merck & Co., Inc.	36,000	2,447,280
Pharmacia Corp.	18,000	803,160
Schering-Plough Corp.	130,000	5,076,500

		52,425,540

INDUSTRIALS–3.9%
Airlines–0.5%
Qantas Airways, Ltd.	3,000,000	5,031,674

Building Products–0.6%
Masco Corp.	250,000	6,302,500

Commercial Services & Supplies–0.3%
BARRA, Inc. * ††	50,000	2,495,000

Electrical Equipment–0.6%
Hubbell, Inc., Class B	200,000	5,940,000

Industrial Conglomerates–1.0%
General Electric Co.	175,000	7,612,500
Honeywell International, Inc.	50,000	1,843,500

		9,456,000

Machinery–0.9%
Caterpillar, Inc.	160,000	8,816,000

EVERGREEN
Equity Income Fund
Schedule of Investments (continued)

July 31, 2001

	Shares	Value

COMMON STOCKS–continued
INFORMATION TECHNOLOGY–2.7%
Communications Equipment–1.5%
Nokia Corp., ADR	145,000	$3,162,450
QUALCOMM, Inc. *	190,000	12,013,700

		15,176,150

Computers & Peripherals–0.5%
International Business Machines Corp.	22,000	2,314,620
Sun Microsystems, Inc. *	150,000	2,443,500

		4,758,120

Software–0.7%
Microsoft Corp. *	100,000	6,619,000

MATERIALS–1.6%
Chemicals–0.6%
PPG Industries, Inc.	100,000	5,495,000

Metals & Mining–0.4%
Phelps Dodge Corp.	100,000	4,040,000

Paper & Forest Products–0.6%
Bowater, Inc.	48,300	2,252,229
International Paper Co.	100,000	4,086,000

		6,338,229

TELECOMMUNICATION SERVICES–2.1%
Diversified Telecommunication Services–2.1%
SBC Communications, Inc.	142,000	6,394,260
Verizon Communications	267,000	14,458,050

		20,852,310

UTILITIES–1.7%
Gas Utilities–1.7%
Sempra Energy	250,000	6,345,000
Williams Companies, Inc.	300,000	10,050,000

		16,395,000

Total Common Stocks		531,641,817

CONVERTIBLE PREFERRED STOCKS–22.8%
CONSUMER DISCRETIONARY–2.1%
Leisure Equipment & Products–1.0%
Tribune Co. (exchangeable for Mattel, Inc. Common Stock), 6.25%, 08/15/2001	460,000	9,798,000

Media–1.1%
Emmis Communications Corp., Ser. A, 6.25%, 12/31/2049	215,000	10,212,500

EVERGREEN
Equity Income Fund
Schedule of Investments (continued)

July 31, 2001

	Shares	Value

CONVERTIBLE PREFERRED STOCKS–continued
CONSUMER STAPLES–1.3%
Household Products–1.3%
The Estee Lauder Companies, Inc., 6.25%, 02/23/2002 TRACES ††	160,000	$12,400,000

ENERGY–0.5%
Energy Equipment & Services–0.5%
Weatherford International, Inc., 5.00%, 11/01/2027	110,000	5,087,500

FINANCIALS–1.1%
Insurance–0.6%
Lincoln National Corp., 7.75%, 08/16/2001 PRIDES	220,000	5,698,000

Real Estate–0.5%
General Growth Properties, Inc., 7.25%, 07/15/2008	200,000	4,900,000

HEALTH CARE–0.6%
Pharmaceuticals–0.6%
Pharmacia Corp., 6.50%, 11/30/2001 ACES	150,000	6,015,000

INDUSTRIALS–4.7%
Aerospace & Defense–1.4%
Raytheon Co., 8.25%, 05/15/2006	250,000	13,187,500

Air Freight & Couriers–0.7%
CNF Trust I, Ser. A (exchangeable for CNF Transportation, Inc. Common Stock), 5.00%, 06/01/2012, TECONS	140,000	6,440,000

Airlines–0.8%
Continental Air Finance Trust (exchangeable for Continental Airlines, Inc. Common Stock), 6.00%, 11/15/2030	160,000	8,240,000

Machinery–0.8%
Cummins Capital Trust I (exchangeable for Cummins, Inc. Common Stock), 7.00%, 06/15/2031 144A	150,000	8,006,250

Transportation Infrastructure–1.0%
Union Pacific Capital Trust (exchangeable for Union Pacific Corp. Common Stock), 6.25%, 4/01/2028	216,800	10,162,500

INFORMATION TECHNOLOGY–0.8%
Communications Equipment–0.4%
Crown Castle, DECS Trust V, 7.25%, 08/15/2002	320,000	3,486,400

Software–0.4%
Amdocs, Ltd., 6.75%, 09/11/2002 TRACES	100,000	3,990,000

MATERIALS–0.6%
Containers & Packaging–0.5%
Sealed Air Corp., Ser. A, $2.00, 04/01/2018	100,000	4,300,000

EVERGREEN
Equity Income Fund
Schedule of Investments (continued)

July 31, 2001

	Shares	Value

CONVERTIBLE PREFERRED STOCKS–continued
MATERIALS–continued
Paper & Forest Products–0.1%
International Paper Capital Trust (exchangeable for International Paper Co. Common Stock), 5.25%, 07/20/2025	30,000	$1,380,000

TELECOMMUNICATION SERVICES–2.8%
Diversified Telecommunication Services–2.1%
Global Crossing Ltd., 6.75%, 04/15/2012	65,000	6,329,375
Qwest Trends Trust, 5.75%, 11/17/2003 144A	300,000	14,100,000

		20,429,375

Wireless Telecommunications Services–0.7%
MediaOne Group, Inc. (exchangeable for Vodafone Group Plc Common Stock), 7.00%, 11/15/2002 PIES	283,700	6,953,487

UTILITIES–8.3%
Electric Utilities–7.6%
AES Trust III (exchangeable for AES Corp. Common Stock), 6.75%, 10/15/2029	160,000	9,880,000
Calpine Capital Trust III, 5.00%, 08/01/2005 ††	130,000	7,003,750
CMS Energy Corp., 8.75%, 07/01/2002 ††	438,000	15,001,500
Dominion Resources, Inc., 9.50%, 11/16/2004 PIES ††	175,000	10,500,000
Duke Energy Co., 8.25%, 05/18/2004	340,000	8,792,400
Mirant Trust I, 6.25%, 10/01/2030	41,700	2,793,900
NiSource, Inc., 7.75%, 02/19/2003 PIES	177,800	8,724,646
NRG Energy, Inc., 6.50%, 05/18/2004	33,600	717,360
PPL Capital Funding Trust I, 7.75%, 05/18/2004	23,500	530,395
Utilicorp United, Inc., 9.75%, 11/16/2002	300,000	9,900,000

		73,843,951

Gas Utilities–0.7%
Coastal Corp. (exchangeable for El Paso Corp. Common Stock), 6.625%, 08/16/2002 PRIDES	200,000	7,086,000

Total Convertible Preferred Stocks		221,616,463

	Principal Amount	Value

CONVERTIBLE DEBENTURES–15.8%
CONSUMER DISCRETIONARY–5.5%
Media–5.5%
Charter Communications, Inc., 5.75%, 10/15/2005	$7,000,000	8,242,500
Echostar Communications Corp., 4.875%, 01/01/2007	12,000,000	10,650,000
Getty Images, Inc., 5.00%, 03/15/2007	10,000,000	7,575,000
Lamar Advertising Co., 5.25%, 09/15/2006	5,000,000	5,656,250
Liberty Media Corp. (exchangeable for Sprint PCS Corp. Common Stock), 4.00%, 11/15/2029 144A	7,000,000	5,381,250

EVERGREEN
Equity Income Fund
Schedule of Investments (continued)

July 31, 2001

	Principal Amount	Value

CONVERTIBLE DEBENTURES–continued
CONSUMER DISCRETIONARY–continued
Media–continued

Liberty Media Corp. (exchangeable for Viacom, Inc. Common Stock), 3.25%, 03/15/2031	$10,000,000	$10,775,000
Mediacom Communications Corp., 5.25%, 07/01/2006	5,000,000	5,537,500

		53,817,500

FINANCIALS–0.6%
Real Estate–0.6%
EOP Operating LP (exchangeable for Equity Office Properties Trust Common Stock), 7.25%, 11/15/2008 144A	5,000,000	5,193,750

INFORMATION TECHNOLOGY–9.7%
Communications Equipment–1.6%
American Tower Corp., 6.25%, 10/15/2009	6,000,000	5,872,500
DDI Corp., 5.25%, 03/01/2008	5,000,000	4,743,750
RF Micro Devices, Inc., 3.75%, 08/15/2005	5,000,000	4,550,000

		15,166,250

Electronic Equipment & Instruments–0.7%
Burr Brown Corp. (exchangeable for Texas Instruments, Inc. Common Stock), 4.25%, 02/15/2007	6,000,000	6,870,000

Internet Software & Services–1.2%
DoubleClick, Inc., 4.75%, 03/15/2006	6,000,000	4,432,500
I2 Technologies, Inc., 5.25%, 12/15/2006	10,000,000	7,400,000

		11,832,500

Semiconductor Equipment & Products–3.3%
Cymer, Inc., Sr. Disc. Note, Step Bond, 7.25%, 08/06/2004 †	7,000,000	6,895,000
Globespan, Inc., 5.25%, 05/15/2006 144A	7,000,000	5,880,000
Lattice Semiconductor Corp., 4.75%, 11/01/2006	6,500,000	8,807,500
Semtech Corp., 4.50%, 02/01/2007	3,000,000	3,277,500
Triquint Semiconductor, Inc., 4.00%, 03/01/2007	10,000,000	7,437,500

		32,297,500

Software–2.9%
BEA Systems, Inc., 4.00%, 12/15/2006	5,000,000	4,837,500
Mercury Interactive Corp., 4.75%, 07/01/2007	6,000,000	4,650,000
Peregrine Systems, Inc., 5.50%, 11/15/2007 144A	7,000,000	9,353,750
Rational Software Corp., 5.00%, 02/01/2007 ††	5,000,000	4,250,000
Siebel Systems, Inc., 5.50%, 09/15/2006	3,000,000	5,032,500

		28,123,750

Total Convertible Debentures		153,301,250

EVERGREEN
Equity Income Fund
Schedule of Investments (continued)

July 31, 2001

	Principal Amount	Value

CORPORATE BONDS–0.1%
FINANCIALS–0.1%
Banks–0.1%
NationsBank Corp., 6.50%, 08/15/2003	$1,000,000	$1,036,591

Total Corporate Bonds		1,036,591

U.S. GOVERNMENT & AGENCY OBLIGATIONS–3.8%
FFCB, 5.75%, 12/07/2028	2,000,000	1,867,938
FHLMC:
6.54%, 12/10/2007-03/19/2008	4,000,000	4,055,468
7.59%, 09/19/2006	2,000,000	2,010,292
7.87%, 08/08/2011	2,000,000	2,001,606
FNMA:
6.00%, 01/14/2005	1,850,000	1,868,248
6.16%, 01/23/2008	3,000,000	3,043,935
6.24%, 01/14/2008	2,000,000	2,031,362
6.32%, 03/03/2008	3,000,000	3,070,842
6.41%, 03/08/2006	1,000,000	1,052,493
6.46%, 01/01/2008	2,000,000	2,048,028
6.875%, 09/24/2012	2,355,000	2,490,189
7.125%, 01/15/2030	7,750,000	8,601,834
7.28%, 05/23/2007	3,000,000	3,083,352

Total U.S. Government & Agency Obligations		37,225,587

U.S. TREASURY OBLIGATIONS–0.9%
U.S. Treasury Bonds:
7.125%, 02/15/2023	1,500,000	1,778,907
7.25%, 08/15/2022	6,000,000	7,200,006

Total U.S. Treasury Obligations		8,978,913

	Shares	Value

MUTUAL FUND SHARES–6.2%
Evergreen Select Money Market Fund ø	16,786,389	16,786,389
Navigator Prime Portfolio ‡	43,616,563	43,616,563

Total Short-Term Investments		60,402,952

Total Investments–(cost $906,982,542)–104.2%		1,014,203,573
Other Assets and Liabilities–(4.2%)		(41,023,565)

Net Assets–100.0%		$973,180,008

See Combined Notes to Schedules of Investments.

EVERGREEN
Growth and Income Fund
Schedule of Investments

July 31, 2001

	Shares	Value

COMMON STOCKS–93.1%
CONSUMER DISCRETIONARY–16.9%
Auto Components–0.1%
Johnson Controls, Inc.	15,000	$1,209,000

Automobiles–0.2%
Ford Motor Co.	20,000	509,400
Toyota Motor Co.	23,200	1,538,160

		2,047,560

Electronic Equipment & Instruments–0.6%
Sony Corp.	116,600	5,774,032

Hotels, Restaurants & Leisure–0.5%
Carnival Corp., Class A	103,000	3,440,200
Darden Restaurants, Inc.	9,000	269,100
Hilton Hotels Corp.	66,700	807,737
Starbucks Corp. *	22,700	409,508

		4,926,545

Household Durables–1.6%
Black & Decker Corp.	19,400	828,574
Ethan Allen Interiors, Inc.	21,700	813,967
Leggett & Platt, Inc.	12,000	287,640
Maytag Corp.	3,000	100,590
Mohawk Industries, Inc. *	130,000	5,720,000
Toll Brothers, Inc. * ††	177,000	6,991,500

		14,742,271

Leisure Equipment & Products–0.3%
Brunswick Corp.	99,700	2,177,448
Eastman Kodak Co.	1,900	82,289

		2,259,737

Media–10.9%
AOL Time Warner, Inc. *	115,150	5,233,568
Charter Communications, Inc. * ††	834,100	17,966,514
Clear Channel Communications, Inc. *	193,689	11,350,175
Comcast Cable Communications Corp., Class A *	51,010	1,939,910
Cox Communications, Inc., Class A * ††	95,000	3,888,350
Cox Radio, Inc., Class A *	49,400	1,210,300
Echostar Communications Corp., Class A *	32,000	952,000
Emmis Broadcasting Corp., Class A *	202,200	6,122,616
Fox Entertainment Group, Inc. *	213,000	5,804,250
Gaylord Entertainment Co. *	244,280	6,656,630
Getty Images, Inc. *	40,000	729,600
Martha Stewart Living Omnimedia, Inc. * ††	337,700	6,726,984
McGraw-Hill Companies, Inc.	159,300	9,776,241
Netratings, Inc. * ††	25,000	331,250

EVERGREEN
Growth and Income Fund
Schedule of Investments (continued)

July 31, 2001

	Shares	Value

COMMON STOCKS–continued
CONSUMER DISCRETIONARY–continued
Media–continued
New York Times Co., Class A	137,200	$6,352,360
Univision Communications, Inc., Class A * ††	118,000	4,505,240
Viacom, Inc., Class A *	144,500	7,222,110
Walt Disney Co.	135,000	3,557,250
Washington Post Co., Class B ††	975	569,888

		100,895,236

Multi-line Retail–0.6%
Costco Wholesale Corp. *	72,000	3,099,600
Dollar General Corp.	37,800	742,014
May Department Stores Co.	5,000	166,000
Target Corp.	3,700	143,190
Wal-Mart Stores, Inc.	15,000	838,500

		4,989,304

Specialty Retail–1.8%
Gap, Inc.	10,700	292,217
Intimate Brands, Inc., Class A	236,900	3,825,935
RadioShack Corp.	187,700	5,298,771
Tiffany & Co.	153,400	5,415,020
Toys “R” Us, Inc. *	37,000	852,110
Williams Sonoma, Inc. * ††	24,600	937,506

		16,621,559

Textiles & Apparel–0.3%
Nike, Inc., Class B	58,000	2,757,900

CONSUMER STAPLES–1.5%
Personal Products–1.5%
Colgate-Palmolive Co.	40,000	2,168,000
Estee Lauder Companies, Inc., Class A ††	269,800	10,670,590
Kimberly-Clark Corp.	21,000	1,277,010

		14,115,600

ENERGY–5.3%
Energy Equipment & Services–0.5%
Grant Pride, Inc. *	1,200	16,284
Nabors Industries, Inc. *	21,100	618,230
Petroleum Helicopters, Inc. *	64,200	1,081,770
Santa Fe International Corp.	4,000	119,600
Schlumberger, Ltd.	47,014	2,527,002
Weatherford International, Inc. * ††	14,800	623,820

		4,986,706

EVERGREEN
Growth and Income Fund
Schedule of Investments (continued)

July 31, 2001

	Shares	Value

COMMON STOCKS–continued
ENERGY–continued
Oil & Gas–4.8%
BP Amoco Plc, ADR	180,076	$8,899,356
Burlington Resources, Inc.	77,100	3,334,575
Conoco, Inc., Class B	78,805	2,442,955
Exxon Mobil Corp.	233,000	9,730,080
Houston Exploration Co. *	92,200	3,067,494
Kerr-McGee Corp.	116,355	7,351,309
Murphy Oil Corp.	49,000	3,750,950
Tosco Corp.	126,000	5,632,200

		44,208,919

FINANCIALS–26.6%
Banks–12.6%
AmSouth Bancorp	41,184	818,738
Astoria Financial Corp.	62,000	3,719,380
Bank of New York Co., Inc.	115,500	5,181,330
Bank United Corp. *	247,000	86,450
Banknorth Group, Inc.	152,000	3,489,920
BB&T Corp.	12,000	442,920
BSB Bancorp, Inc.	189,100	4,424,940
Charter One Financial, Inc.	14,700	472,017
Comerica, Inc.	16,100	991,599
First Tennessee National Corp.	45,200	1,554,880
Greater Bay Bancorp ††	35,000	925,050
Hibernia Corp., Class A	170,300	3,186,313
Huntington Bancshares, Inc.	15,000	274,650
Marshall & Ilsley Corp.	35,300	2,079,170
Mellon Financial Corp.	273,500	10,398,470
North Fork Bancorp, Inc.	245,600	7,967,264
Pacific Century Financial Corp.	107,000	2,835,500
SouthTrust Corp.	49,200	1,262,964
State Street Corp.	136,000	7,312,720
Suntrust Banks, Inc.	59,020	4,087,135
Susquehanna Bancshares, Inc.	151,100	3,148,924
U.S. Bancorp	25,000	593,500
Washington Mutual, Inc.	389,350	15,776,462
Webster Financial Corp.	439,000	15,689,860
Wells Fargo & Co.	314,026	14,464,038
Wilmington Trust Corp.	80,600	5,313,152

		116,497,346

Diversified Financials–11.3%
American Express Co.	70,000	2,823,100
Bear Stearns Companies, Inc. ††	46,200	2,686,530

EVERGREEN
Growth and Income Fund
Schedule of Investments (continued)

July 31, 2001

	Shares	Value

COMMON STOCKS–continued
FINANCIALS–continued
Diversified Financials–continued
Citigroup, Inc.	316,200	$15,876,402
Countrywide Credit Industries, Inc.	110,000	4,764,100
Freddie Mac	233,000	15,946,520
GATX Corp.	5,000	200,750
Goldman Sachs Group, Inc.	14,000	1,164,240
J.P. Morgan Chase & Co.	53,400	2,312,220
Legg Mason, Inc.	147,732	7,111,818
Lehman Brothers Holdings, Inc.	206,400	14,860,800
Neuberger-Berman, Inc. ††	47,200	3,244,528
Providian Financial Corp.	17,000	839,290
Stilwell Financial, Inc.	690,000	20,465,400
T. Rowe Price Group, Inc.	328,000	12,450,880

		104,746,578

Insurance–2.0%
AMBAC Financial Group, Inc.	66,050	3,800,517
American International Group, Inc.	53,000	4,412,250
Hartford Financial Services Group, Inc.	137,000	9,070,770
Lincoln National Corp.	14,700	750,141
Progressive Corp.	4,000	539,240

		18,572,918

Real Estate–0.7%
Boston Properties, Inc. REIT	26,300	1,013,865
Duke Weeks Realty Corp. REIT	57,214	1,395,449
Liberty Property Trust REIT	39,000	1,154,400
Post Property, Inc. REIT	80,100	3,003,750

		6,567,464

HEALTH CARE–8.0%
Biotechnology–0.5%
Applera Corp.	121,150	3,416,430
Gilead Sciences, Inc. *	28,000	1,436,120

		4,852,550

Health Care Equipment & Supplies–1.4%
Apogent Technology, Inc. *	244,000	5,868,200
Becton Dickinson & Co.	206,000	7,119,360

		12,987,560

Health Care Providers & Services–0.3%
Caremark Rx, Inc. * ††	55,991	984,322
Health Management Associates, Inc., Class A *	42,030	830,513
Sybron Dental Specialties, Inc. *	36,900	738,000

		2,552,835

EVERGREEN
Growth and Income Fund
Schedule of Investments (continued)

July 31, 2001

	Shares	Value

COMMON STOCKS–continued
HEALTH CARE–continued
Pharmaceuticals–5.8%
Abbott Laboratories	145,800	$7,813,422
American Home Products Corp.	127,000	7,659,370
Bristol-Myers Squibb Co.	49,000	2,897,860
Eli Lilly & Co.	30,000	2,378,400
Johnson & Johnson Co.	147,260	7,966,766
Pfizer, Inc.	383,000	15,787,260
Pharmacia Corp.	66,000	2,944,920
Schering-Plough Corp.	152,100	5,939,505

		53,387,503

INDUSTRIALS–11.9%
Aerospace & Defense–2.7%
Bombardier, Inc., Class B ††	440,000	6,422,833
General Dynamics Corp.	35,100	2,839,239
Lockheed Martin Corp.	409,000	16,204,580

		25,466,652

Air Freight & Couriers–1.4%
CNF Transportation, Inc.	50,000	1,623,000
Expeditors International of Washington, Inc.	155,600	8,841,192
United Parcel Service, Inc., Class B	39,800	2,261,834

		12,726,026

Airlines–0.2%
Continental Airlines, Inc., Class B *	38,700	1,914,489

Building Products–0.6%
Masco Corp.	207,000	5,218,470

Commercial Services & Supplies–2.8%
BARRA, Inc. *	136,550	6,813,845
Certegy, Inc. *	76,000	2,509,520
Convergys Corp. *	313,900	9,777,985
Equifax, Inc.	152,000	3,596,320
Herman Miller, Inc.	74,900	1,890,476
Robert Half International, Inc. *	62,000	1,615,100

		26,203,246

Construction & Engineering–0.3%
Jacobs Engineering Group, Inc. *	45,000	2,635,200

Industrial Conglomerates–2.7%
Dover Corp.	121,000	4,374,150
General Electric Co.	408,300	17,761,050
Honeywell International, Inc.	80,000	2,949,600

		25,084,800

EVERGREEN
Growth and Income Fund
Schedule of Investments (continued)

July 31, 2001

	Shares	Value

COMMON STOCKS–continued
INDUSTRIALS–continued
Machinery–0.5%
Caterpillar, Inc.	57,800	$3,184,780
Paccar, Inc.	20,000	1,176,800

		4,361,580

Marine–0.1%
Tidewater, Inc.	15,000	528,600

Road & Rail–0.6%
Kansas City Southern Industries, Inc. *	290,800	4,341,644
Roadway Express, Inc.	300	8,715
Union Pacific Corp.	25,000	1,342,250

		5,692,609

INFORMATION TECHNOLOGY–12.8%
Communications Equipment–3.0%
American Tower Systems Corp., Class A *	651,720	11,046,654
Cabletron Systems, Inc. *	1,000	18,570
Cisco Systems, Inc. *	449,766	8,644,502
Corning, Inc.	50,070	784,096
Infospace, Inc. * ††	155,798	325,618
L-3 Communications Holdings, Inc. * ††	47,900	3,573,340
Mcdata Corp., Class A *	7,755	140,753
Motorola, Inc.	118,675	2,218,036
Nokia Corp., ADR	30,000	654,300
Powerwave Technologies, Inc. * ††	42,900	736,164

		28,142,033

Computers & Peripherals–1.1%
Dell Computer Corp. *	46,100	1,241,473
EMC Corp.	209,000	4,121,480
Hewlett-Packard Co.	27,100	668,286
International Business Machines Corp.	7,500	789,075
Palm, Inc. *	195,121	1,047,800
Sun Microsystems, Inc. *	138,700	2,259,423

		10,127,537

Electronic Equipment & Instruments–0.2%
Agilent Technologies, Inc. *	26,000	743,860
Methode Electronics, Inc., Class A	46,800	419,796
SCI Systems, Inc. *	14,000	408,800
Stratos Lightwave, Inc. *	70,728	672,623

		2,245,079

Internet Software & Services–0.3%
Real Networks, Inc. * ††	341,100	2,394,522

EVERGREEN
Growth and Income Fund
Schedule of Investments (continued)

July 31, 2001

	Shares	Value

COMMON STOCKS–continued
INFORMATION TECHNOLOGY–continued
IT Consulting & Services–0.1%
Electronic Data Systems Corp.	9,300	$593,805

Semiconductor Equipment & Products–4.1%
Altera Corp. *	8,000	240,480
Applied Materials, Inc. *	50,000	2,293,000
Atmel Corp. *	74,700	747,747
Intel Corp.	316,600	9,437,846
Jabil Circuit, Inc. *	143,000	4,647,500
KLA-Tencor Corp. *	166,300	9,045,057
Lattice Semiconductor Corp. *	83,000	2,008,600
LSI Logic Corp. *	6,000	130,680
Micron Technology, Inc. *	74,000	3,108,000
Novellus Systems, Inc. *	5,200	265,044
Texas Instruments, Inc.	139,069	4,797,881
Triquint Semiconductor, Inc. *	50,314	1,139,612
Zilog, Inc. * ƒ	18,648	9,324

		37,870,771

Software–4.0%
Adobe Systems, Inc.	160,700	6,024,643
Macromedia, Inc. *	8,900	153,080
Microsoft Corp. *	205,525	13,603,700
National Instruments Corp. * ††	80,500	2,870,630
Network Associates, Inc. *	115,500	1,945,020
Oracle Corp. *	77,000	1,392,160
Peregrine Systems, Inc. * ††	35,000	957,250
Rational Software Corp. *	114,000	1,951,680
Siebel Systems, Inc. *	61,700	2,126,182
Veritas Software Corp. *	142,120	6,027,309

		37,051,654

MATERIALS–5.1%
Chemicals–3.4%
Albemarle Corp.	37,100	770,196
Donaldson, Inc.	470,800	14,500,640
Elcor Chemical Corp. ††	209,000	4,577,100
Engelhard Corp.	208,300	5,426,215
IMC Global, Inc.	162,300	1,833,990
PPG Industries, Inc.	54,000	2,967,300
Sigma-Aldrich Corp.	37,800	1,636,362

		31,711,803

Construction Materials–0.1%
Martin Marietta Materials, Inc.	27,300	1,203,384

EVERGREEN
Growth and Income Fund
Schedule of Investments (continued)

July 31, 2001

	Shares	Value

COMMON STOCKS–continued
MATERIALS–continued
Containers & Packaging–0.7%
AptarGroup, Inc.	142,800	$4,712,400
Sealed Air Corp. * ††	39,640	1,633,168

		6,345,568

Metals & Mining–0.3%
Phelps Dodge Corp.	66,000	2,666,400

Paper & Forest Products–0.6%
International Paper Co.	19,700	804,942
Rayonier, Inc.	40,000	1,850,000
Weyerhaeuser Co.	39,700	2,371,281

		5,026,223

TELECOMMUNICATION SERVICES–3.2%
Diversified Telecommunication Services–2.3%
AT&T Corp.–Liberty Media Corp., Class A *	138,000	2,170,740
Broadwing, Inc. *	154,300	3,751,033
Centurytel, Inc.	159,000	4,922,640
Deutsche Telekom AG, ADR ††	203,269	4,412,970
Global Crossing, Ltd. * ††	10,000	65,500
Qwest Communications International, Inc. *	92,996	2,417,896
SBC Communications, Inc.	11,700	526,851
Verizon Communications	4,200	227,430
Williams Communications Group *	46,082	99,537
WorldCom, Inc. *	166,388	2,329,432

		20,924,029

Wireless Telecommunications Services–0.9%
Crown Castle International Corp. *	21,200	206,700
Nextel Communications, Inc. *	70,900	1,180,485
Western Wireless Corp., Class A *	181,900	7,077,729
Worldcom, Inc.–MCI Group	6,803	90,344

		8,555,258

UTILITIES–1.8%
Electric Utilities–0.4%
Dynegy, Inc., Class A	45,000	2,087,100
Mirant Corp. *	22,000	680,460
Reliant Resources, Inc. *	1,000	23,030
UtiliCorp United, Inc.	29,900	923,611

		3,714,201

Gas Utilities–1.4%
Enron Corp.	11,700	530,595
Piedmont Natural Gas Co., Inc.	47,800	1,625,200

EVERGREEN
Growth and Income Fund
Schedule of Investments (continued)

July 31, 2001

	Shares	Value

COMMON STOCKS–continued
UTILITIES–continued
Gas Utilities–continued
Southwestern Energy Co. *	328,000	$4,231,200
Williams Companies, Inc.	208,000	6,968,000

		13,354,995

Total Common Stocks		861,458,057

CONVERTIBLE PREFERRED STOCKS–1.8%
CONSUMER DISCRETIONARY–1.2%
Leisure Equipment & Products–1.2%
Tribune Co. (exchangeable for Mattel, Inc. Common Stock), 6.25%, 08/15/2001	548,600	11,685,180

MATERIALS–0.4%
Containers & Packaging–0.4%
Sealed Air Corp., Ser. A, $2.00, 04/01/2018	78,375	3,370,125

TELECOMMUNICATION SERVICES–0.2%
Diversified Telecommunication Services–0.2%
Global Crossing, Ltd. *	18,800	1,525,150

Total Convertible Preferred Stocks		16,580,455

PREFERRED STOCKS–0.0%
HEALTH CARE–0.0%
Health Care Equipment & Supplies–0.0%
Fresenius National Medical Care, Inc., Ser. D	130,000	5,200

	Principal Amount	Value
CONVERTIBLE DEBENTURES–4.6%
CONSUMER DISCRETIONARY–0.7%
Internet & Catalog Retail–0.1%
Amazon.Com, Inc., 4.75%, 02/01/2009	$1,700,000	830,875

Media–0.6%
Echostar Communications Corp., 4.875%, 01/01/2007	2,000,000	1,775,000
Getty Images, Inc., 5.00%, 03/15/2007	5,500,000	4,166,250

		5,941,250

HEALTH CARE–0.4%
Biotechnology–0.4%
Affymetrix, Inc., 4.75%, 02/15/2007	6,400,000	4,024,000

INFORMATION TECHNOLOGY–3.5%
Communications Equipment–1.1%
American Tower Corp., 6.25%, 10/15/2009	5,400,000	5,285,250
RF Micro Devices, Inc., 3.75%, 08/15/2005	4,850,000	4,413,500

		9,698,750

EVERGREEN
Growth and Income Fund
Schedule of Investments (continued)

July 31, 2001

	Principal Amount	Value

CONVERTIBLE DEBENTURES–continued
INFORMATION TECHNOLOGY–continued
Electronic Equipment & Instruments–0.2%
Burr Brown Corp. (exchangeable for Texas Instruments, Inc. Common Stock), 4.25%, 02/15/2007	$1,950,000	$2,232,750

Internet Software & Services–0.5%
CNET Networks, Inc., 5.00%, 03/01/2006	1,000,000	655,000
I2 Technologies, Inc., 5.25%, 12/15/2006	4,675,000	3,459,500

		4,114,500

Semiconductor Equipment & Products–0.9%
Triquint Semiconductor, Inc., 4.00%, 03/01/2007	7,550,000	5,615,312
Vitesse Semiconductor Corp., 4.00%, 03/15/2005	3,775,000	3,100,219

		8,715,531

Software–0.8%
Juniper Networks, Inc., 4.75%, 03/15/2007	4,100,000	2,957,125
Siebel Systems, Inc., 5.50%, 09/15/2006	2,445,000	4,101,488

		7,058,613

Total Convertible Debentures		42,616,269

	Shares	Value

SHORT-TERM INVESTMENTS–7.6%
MUTUAL FUND SHARES–7.6%
Evergreen Select Money Market Fund ø	2,885,378	2,885,378
Navigator Prime Portfolio ‡	67,169,376	67,169,376

Total Short-Term Investments		70,054,754

Total Investments–(cost $781,653,523)–107.1%		990,714,735
Other Assets and Liabilities–(7.1%)		(65,768,479)

Net Assets–100.0%		$924,946,256

See Combined Notes to Schedules of Investments.

EVERGREEN
Small Cap Value Fund
Schedule of Investments

July 31, 2001

	Shares	Value

COMMON STOCKS–93.4%
CONSUMER DISCRETIONARY–22.1%
Auto Components–1.5%
Arvinmeritor, Inc.	40,000	$860,000
Autoliv, Inc. ††	214,500	4,459,455

		5,319,455

Automobiles–0.8%
United Rentals, Inc. * ††	122,300	2,860,597

Construction & Engineering–0.6%
MDC Holdings, Inc.	48,180	2,020,669

Hotels, Restaurants & Leisure–2.6%
Jack In The Box, Inc. *	123,900	3,512,565
Orient Express Hotels, Ltd., Class A * ††	78,462	1,608,471
Prime Hospitality Corp. *	213,900	2,568,939
Ruby Tuesday, Inc.	65,000	1,209,000

		8,898,975

Household Durables–2.0%
Ethan Allen Interiors, Inc.	58,400	2,190,584
Furniture Brands International, Inc. *	121,500	3,499,200
Industrie Natuzzi SpA, ADR	108,300	1,406,817

		7,096,601

Leisure Equipment & Products–2.8%
Brunswick Corp.	143,300	3,129,672
Callaway Golf Co.	229,200	3,568,644
Monaco Coach Corp. * ††	45,300	1,321,854
National RV Holdings, Inc. *	118,400	1,515,520

		9,535,690

Media–2.8%
Beasley Broadcast Group, Inc., Class A *	75,000	1,057,500
Emmis Broadcasting Corp., Class A * ††	109,200	3,306,576
Speedway Motorsports, Inc. * ††	107,500	2,844,450
Valassis Communications, Inc. *	72,500	2,425,125

		9,633,651

Multi-line Retail–0.5%
Ross Stores, Inc.	76,600	1,801,632

Specialty Retail–4.7%
Abercrombie & Fitch Co., Class A *	43,000	1,669,260
Claire’s Stores, Inc.	83,200	1,427,712
Haverty Furniture Companies, Inc.	90,000	1,296,000
Linens ’n Things, Inc. *	143,600	3,690,520

EVERGREEN
Small Cap Value Fund
Schedule of Investments (continued)

July 31, 2001

	Shares	Value

COMMON STOCKS–continued
CONSUMER DISCRETIONARY–continued
Specialty Retail–continued
Michaels Stores, Inc. * ††	65,700	$2,757,429
Neiman Marcus Group, Class B *	2,800	87,780
Pier 1 Imports, Inc.	222,800	2,617,900
Zale Corp. *	85,100	2,872,125

		16,418,726

Textiles & Apparel–3.8%
Gildan Activewear, Inc. * ††	46,500	544,050
Guess, Inc. * ††	104,900	873,817
Kenneth Cole Productions, Inc., Class A * ††	328,900	6,495,775
Reebok International, Ltd. *	46,300	1,482,063
Russell Corp.	105,600	1,821,600
Tommy Hilfiger Corp. *	125,000	1,782,500

		12,999,805

CONSUMER STAPLES–3.0%
Food Products–3.0%
Corn Products International, Inc.	69,100	2,052,270
Earthgrains Co.	32,800	1,318,232
Hain Celestial Group, Inc. * ††	150,500	3,709,825
International Multifoods Corp. *	78,300	1,613,763
Sensient Technology Corp.	88,500	1,814,250

		10,508,340

ENERGY–1.9%
Energy Equipment & Services–0.3%
Patterson UTI Energy, Inc. *	8,800	155,936
Pride International, Inc. * ††	49,700	771,344

		927,280

Oil & Gas–1.6%
Newfield Exploration Co. * ††	37,800	1,262,142
Pennzoil-Quaker State Co.	183,109	2,054,483
St. Mary Land & Exploration Co. ††	51,000	1,093,950
Stone Energy Corp. *	11,000	501,050
XTO Energy, Inc.	41,775	627,878

		5,539,503

FINANCIALS–18.1%
Banks–8.8%
Astoria Financial Corp.	37,200	2,231,628
Banknorth Group, Inc.	75,800	1,740,368
Britton & Koontz Capital Corp.	76,600	1,118,360
City National Corp.	40,750	1,915,250
Civic Bancorp *	115,762	1,805,887

EVERGREEN
Small Cap Value Fund
Schedule of Investments (continued)

July 31, 2001

	Shares	Value

COMMON STOCKS–continued
FINANCIALS–continued
Banks–continued
Columbia Banking Systems, Inc. *	66,176	$856,979
Cullen/Frost Bankers, Inc.	78,500	2,756,135
East West Bancorp, Inc.	107,168	2,734,928
First Oak Brook Bancshares, Inc. ††	75,986	1,822,904
First State Bancorp	173,328	3,137,237
Granite State Bankshares, Inc.	168,400	3,915,300
Independence Community Bank Corp.	80,000	1,720,000
Mid-State Bancshares	223,200	3,633,696
Prosperity Bancshares, Inc.	15,100	406,643
Washington Trust Bancorp, Inc. ††	40,087	841,426

		30,636,741

Diversified Financials–3.2%
Phoenix Companies, Inc. * ††	190,000	3,241,400
Raymond James Financial, Inc.	81,700	2,442,830
Tucker Anthony Sutro Corp.	79,000	1,892,050
Waddell & Reed Financial, Inc., Class A	112,350	3,460,380

		11,036,660

Insurance–2.5%
Horace Mann Educators Corp.	81,100	1,673,904
Landamerica Financial Group, Inc.	105,600	3,379,200
Mutual Risk Management, Ltd. ††	205,800	2,253,510
Willis Group Holdings, Ltd. *	80,200	1,383,450

		8,690,064

Real Estate–3.6%
AMB Property Corp. REIT	110,300	2,757,500
Brandywine Realty Trust REIT	72,000	1,535,040
Host Marriott Corp. REIT ††	248,200	3,139,730
Liberty Property Trust REIT	54,500	1,613,200
Prentiss Properties Trust REIT	61,900	1,671,300
SL Green Realty Corp. REIT	58,000	1,757,400

		12,474,170

HEALTH CARE–9.6%
Health Care Equipment & Supplies–1.4%
Exactech, Inc. *	75,200	970,080
KV Pharmaceutical Co.	29,200	861,400
KV Pharmaceutical Co., Class A	33,850	920,382
United Surgical Partners *	104,700	2,224,875

		4,976,737

EVERGREEN
Small Cap Value Fund
Schedule of Investments (continued)

July 31, 2001

	Shares	Value

COMMON STOCKS–continued
HEALTH CARE– continued
Health Care Providers & Services–5.7%
AmeriSource Health Corp., Class A * ††	11,600	$674,424
Apria Healthcare Group, Inc. *	131,200	3,116,000
Axcan Pharma, Inc. *	238,680	2,637,414
Bergen Brunswig Corp., Class A	131,500	2,778,595
Health Net, Inc. * ††	101,900	1,869,865
Henry Schein, Inc. *	96,000	3,552,000
Owens & Minor, Inc. ††	43,800	801,540
Sybron Dental Specialties, Inc. *	124,033	2,480,660
Triad Hospitals, Inc. * ††	53,800	1,824,896

		19,735,394

Pharmaceuticals–2.5%
Alpharma, Inc., Class A ††	85,200	2,403,492
ICN Pharmaceuticals, Inc.	118,700	3,650,025
Watson Pharmaceuticals, Inc. *	40,000	2,634,000

		8,687,517

INDUSTRIALS–15.8%
Aerospace & Defense–1.0%
Hexcel Corp. *	192,000	1,426,560
Teledyne Technologies, Inc. *	152,400	2,087,880

		3,514,440

Air Freight & Couriers–1.2%
CNF Transportation, Inc.	129,800	4,213,308

Building Products–0.7%
American Woodmark Corp. ††	30,000	1,426,500
LSI Industries, Inc.	42,900	1,028,742

		2,455,242

Commercial Services & Supplies–1.0%
NCI Building Systems, Inc. *	123,400	2,064,482
Steiner Leisure, Ltd. * ††	45,800	1,219,196

		3,283,678

Construction & Engineering–0.6%
EMCOR Group, Inc. *	50,939	2,214,828

Electrical Equipment–1.2%
Artesyn Technologies, Inc. *	278,400	2,953,824
Baldor Electric Co.	61,400	1,352,642

		4,306,466

Industrial Conglomerates–0.6%
Pittston Brink’s Group	93,800	2,068,290

EVERGREEN
Small Cap Value Fund
Schedule of Investments (continued)

July 31, 2001

	Shares	Value

COMMON STOCKS–continued
INDUSTRIALS–continued
Machinery–5.9%
AGCO Corp.	344,300	$3,549,733
Applied Industrial Technologies, Inc.	59,300	1,016,995
Astec Industries, Inc. * ††	136,200	2,485,650
Flowserve Corp. *	115,000	2,829,000
Global Power Equipment Group, Inc. *	68,110	1,382,633
Idex Corp.	42,200	1,366,014
JLG Industries, Inc.	157,600	1,780,880
Manitowoc Co., Inc.	98,900	2,748,431
Oshkosh Truck Corp.	300	10,695
Terex Corp. *	151,800	3,315,312

		20,485,343

Marine–0.5%
Sea Containers, Ltd., Class A	29,700	547,074
UTI Worldwide, Inc. * ††	67,000	1,072,000

		1,619,074

Road & Rail–3.1%
JB Hunt Transportation Services, Inc. *	59,000	1,443,140
Kansas City Southern Industries, Inc. *	71,300	1,064,509
Swift Transportation, Inc. *	96,700	1,948,505
U.S. Freightways Corp.	83,700	2,890,998
Wabtec	114,600	1,661,700
Yellow Corp. *	71,800	1,562,368

		10,571,220

INFORMATION TECHNOLOGY–13.2%
Communications Equipment–1.7%
Ditech Communications Corp. * ††	214,000	1,414,540
Virata Corp. * ††	369,400	4,495,598

		5,910,138

Computers & Peripherals–0.4%
Interface Systems, Inc., Class A	246,700	1,457,997

Electronic Equipment & Instruments–2.4%
Manufacturers Services, Ltd. * ††	409,900	2,967,676
Sensormatic Electronics Corp. *	198,000	2,916,540
Varian, Inc. *	88,000	2,532,640

		8,416,856

IT Consulting & Services–0.5%
Korn/Ferry International *	109,400	1,685,854

EVERGREEN
Small Cap Value Fund
Schedule of Investments (continued)

July 31, 2001

	Shares	Value

COMMON STOCKS–continued
INFORMATION TECHNOLOGY–continued
Semiconductor Equipment & Products–4.2%
Axcelis Technologies, Inc. *	64,400	$912,548
Cymer, Inc. *	129,600	3,689,712
Cypress Semiconductor Corp. *	119,300	3,254,504
Fairchild Semiconductor International, Class A *	142,600	3,401,010
Integrated Circuit System, Inc. *	177,500	3,425,750

		14,683,524

Software–4.0%
Answerthink Consulting Group *	251,500	1,986,850
FileNet Corp. *	335,300	4,278,428
Network Associates, Inc. *	420,500	7,081,220
Progress Software Corp. *	27,000	430,650

		13,777,148

MATERIALS–7.3%
Chemicals–3.2%
Cambrex Corp.	43,400	2,068,010
Crompton Corp.	325,400	2,996,934
Cytec Industries, Inc. *	63,200	2,053,368
Olin Corp.	126,500	2,134,055
Solutia, Inc.	139,400	1,893,052

		11,145,419

Construction Materials–1.5%
Texas Industries, Inc.	118,200	4,485,690
Trex Co., Inc. * ††	32,900	631,680

		5,117,370

Containers & Packaging–0.4%
AptarGroup, Inc.	37,100	1,224,300

Metals & Mining–1.5%
UCAR International, Inc. *	470,300	5,220,330

Paper & Forest Products–0.7%
Louisiana Pacific Corp.	237,200	2,519,064

TELECOMMUNICATION SERVICES–1.2%
Commercial Services & Supplies–0.9%
Encompass Services Corp. *	406,724	2,928,413

Diversified Telecommunication Services–0.3%
Hickory Technology Corp.	63,395	1,125,261

EVERGREEN
Small Cap Value Fund
Schedule of Investments (continued)

July 31, 2001

	Shares	Value

COMMON STOCKS–continued
UTILITIES–1.2%
Electric Utilities–1.0%
El Paso Electric Co. *	134,000	$1,941,660
Wisconsin Energy Corp.	76,500	1,693,710

		3,635,370

Gas Utilities–0.2%
Chesapeake Utilities Corp.	37,300	665,805

Total Common Stocks		324,042,945

	Principal Amount	Value

CONVERTIBLE DEBENTURES–0.2%
HEALTH CARE–0.2%
Pharmaceuticals–0.2%
Alpharma, Inc., 5.75%, 04/01/2005	$670,000	727,787

Total Convertable Debentures		727,787

	Shares	Value

SHORT-TERM INVESTMENTS–16.2%
MUTUAL FUND SHARES–16.2%
Evergreen Select Money Market Fund ø	17,905,009	17,905,009
Navigator Prime Portfolio ‡	38,226,175	38,226,175

Total Short-Term Investments		56,131,184

Total Investments–(cost $347,095,142)–109.8%		380,901,916
Other Assets and Liabilities–(9.8%)		(34,094,736)

Net Assets–100.0%		$346,807,180

See Combined Notes to Schedules of Investments.

EVERGREEN
Value Fund
Schedule of Investments

July 31, 2001

	Shares	Value

COMMON STOCKS–95.7%
CONSUMER DISCRETIONARY–8.8%
Distributors–0.7%
W.W. Grainger, Inc.	94,550	$3,980,555

Household Durables–0.7%
Ethan Allen Interiors, Inc. ††	121,050	4,540,586

Media–2.5%
Comcast Cable Communications Corp., Class A *	114,200	4,343,026
Viacom, Inc., Class B *	113,542	5,654,392
Walt Disney Co.	203,200	5,354,320

		15,351,738

Multi-line Retail–2.9%
BJ’s Wholesale Club, Inc. *	312,000	17,472,000

Specialty Retail–2.0%
Lowes Companies, Inc.	202,200	7,719,996
Michaels Stores, Inc. * ††	109,150	4,581,025

		12,301,021

CONSUMER STAPLES–4.4%
Beverages–1.1%
PepsiCo., Inc.	140,300	6,542,189

Food Products–1.2%
Hershey Foods Corp.	120,200	7,255,272

Personal Products–1.1%
Avon Products, Inc.	143,700	6,666,243

Tobacco–1.0%
Philip Morris Companies, Inc.	132,200	6,015,100

ENERGY–9.2%
Energy Equipment & Services–1.6%
Cooper Cameron Corp. *	87,500	4,454,625
Diamond Offshore Drilling, Inc. ††	183,900	5,395,626

		9,850,251

Oil & Gas–7.6%
BP Amoco Plc, ADR	96,808	4,784,251
Exxon Mobil Corp.	499,744	20,869,309
Kerr-McGee Corp.	105,850	6,687,603
Texaco, Inc.	100,550	6,963,088
Unocal Corp.	196,800	7,041,504

		46,345,755

EVERGREEN
Value Fund
Schedule of Investments (continued)

July 31, 2001

	Shares	Value

COMMON STOCKS–continued
FINANCIALS–29.8%
Banks–9.0%
Bank of America Corp.	129,600	$8,245,152
Comerica, Inc.	98,150	6,045,058
Compass Bancshares, Inc.	291,600	7,946,100
FleetBoston Financial Corp.	218,634	8,203,148
PNC Financial Services Group	134,900	8,950,615
U.S. Bancorp	264,555	6,280,536
Wells Fargo & Co.	189,150	8,712,249

		54,382,858

Diversified Financials–14.1%
Citigroup, Inc.	474,662	23,832,779
Fannie Mae	126,050	10,493,662
Freddie Mac	144,000	9,855,360
Heller Financial, Inc., Class A ††	361,550	19,136,841
J.P. Morgan Chase & Co.	192,445	8,332,869
John Hancock Financial Services, Inc.	177,200	7,091,544
Moody’s Corp.	130,700	4,347,082
Morgan Stanley Dean Witter & Co.	41,700	2,494,494

		85,584,631

Insurance–6.7%
Ace, Ltd.	179,550	6,268,091
Allstate Corp.	255,100	8,918,296
AMBAC Financial Group, Inc.	216,400	12,451,656
American International Group, Inc.	76,673	6,383,027
Loew’s Corp.	67,400	3,825,624
St. Paul Companies, Inc.	70,000	3,069,500

		40,916,194

HEALTH CARE–7.0%
Health Care Equipment & Supplies–2.2%
Becton Dickinson & Co.	394,350	13,628,736

Pharmaceuticals–4.8%
American Home Products Corp.	53,250	3,211,508
Johnson & Johnson Co.	149,100	8,066,310
Merck & Co., Inc.	128,700	8,749,026
Mylan Laboratories, Inc.	263,050	8,877,937

		28,904,781

INDUSTRIALS–7.7%
Aerospace & Defense–0.6%
United Technologies Corp.	48,400	3,552,560

EVERGREEN
Value Fund
Schedule of Investments (continued)

July 31, 2001

	Shares	Value

COMMON STOCKS–continued
INDUSTRIALS–continued
Air Freight & Couriers–1.1%
United Parcel Service, Inc., Class B	119,200	$6,774,136

Electrical Equipment–0.9%
Emerson Electric, Co.	93,250	5,348,820

Industrial Conglomerates–4.5%
General Electric Co.	128,200	5,576,700
Tyco International, Ltd.	406,350	21,617,820

		27,194,520

Road & Rail–0.6%
Union Pacific Corp.	70,250	3,771,722

INFORMATION TECHNOLOGY–10.9%
Computers & Peripherals–2.0%
Compaq Computer Corp.	180,050	2,689,947
International Business Machines Corp.	47,600	5,007,996
Lexmark International Group, Inc., Class A *	91,850	4,199,382

		11,897,325

IT Consulting & Services–0.4%
KPMG Consulting, Inc. *	176,700	2,466,732

Semiconductor Equipment & Products–3.9%
Altera Corp. *	241,150	7,248,969
Intel Corp.	116,550	3,474,355
Texas Instruments, Inc.	383,700	13,237,650

		23,960,974

Software–4.6%
Cognizant Tech Solutions *	127,100	5,624,175
Oracle Corp. *	380,000	6,870,400
Parametric Technology Corp. *	1,218,000	11,534,460
Symantec Corp. * ††	81,300	3,919,473

		27,948,508

MATERIALS–4.7%
Chemicals–1.9%
Air Products & Chemicals, Inc.	151,500	6,185,745
Dow Chemical Co.	91,200	3,319,680
E.I. DuPont De Nemours & Co.	50,277	2,152,861

		11,658,286

Containers & Packaging–2.1%
Pactiv Corp. *	816,750	12,684,128

Paper & Forest Products–0.7%
Georgia-Pacific Corp.	118,100	4,322,460

EVERGREEN
Value Fund
Schedule of Investments (continued)

July 31, 2001

	Shares	Value

COMMON STOCKS–continued
TELECOMMUNICATION SERVICES–6.9%
Diversified Telecommunication Services–6.3%
AT&T Corp.	401,449	$8,113,285
Qwest Communications International, Inc. *	178,068	4,629,768
SBC Communications, Inc.	180,505	8,128,140
Verizon Communications	316,300	17,127,645

		37,998,838

Wireless Telecommunications Services–0.6%
AT&T Wireless Services Inc. *	208,486	3,896,603

UTILITIES–6.3%
Electric Utilities–3.4%
Consolidated Edison, Inc. ††	423,500	16,829,890
Mirant Corp. *	38,819	1,200,672
Southern Co.	97,600	2,293,600

		20,324,162

Gas Utilities–2.9%
NICOR, Inc.	205,300	7,622,789
Sempra Energy	397,200	10,080,936

		17,703,725

Total Common Stocks		581,241,409

SHORT-TERM INVESTMENTS–8.5%
MUTUAL FUND SHARES–8.5%
Evergreen Select Money Market Fund ø	25,609,707	25,609,707
Navigator Prime Portfolio ‡	25,682,344	25,682,344

Total Short-Term Investments		51,292,051

Total Investments–(cost $552,090,590)–104.2%		632,533,460
Other Assets and Liabilities–(4.2%)		(25,460,417)

Net Assets–100.0%		$607,073,043

See Combined Notes to Schedules of Investments.

Combined Notes to Schedule of Investments

July 31, 2001

144A	Security that may be sold to qualified institutional buyers under Rule 144A of the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the Board of Trustees.
*	Non-income producing security.
ø	The advisor of the Fund and the advisor of the money market fund are each a division of First Union National Bank.
@	Investment in non-controlled affiliate. The Fund owns shares of First Union Corp. with a cost basis of $106,108 at July 31, 2001. The Fund earned $11,520 of income from First Union Corp. during the year ended July 31, 2001.
†	Security initially issued in zero coupon form which converts to coupon form at a specified rate and date. An effective interest rate is applied to recognize interest income daily for the bond. This rate is based on total expected interest to be earned over the life of the bond which consists of the aggregate coupon-interest payments and discount at acquisition.
The rate shown is the stated rate at the current period end.
††	All or a portion of this security is on loan.
‡	Represents investment of cash collateral received for securities on loan.
ƒ	No market quotation available. Valued at fair value as determined in good faith under procedures established by the Board of Trustees.

Summary of Abbreviations:
ADR	American Depository Receipts
ACES	Automatically Convertible Equity Securities
DECS	Dividend Enhanced Convertible Stock
FFCB	Federal Farm Credit Bank
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
PIES	Premium Income Equity Securities
PRIDES	Preferred Redeemable Increased Dividend Equity Securities
REIT	Real Estate Investment Trust
TECONS	Term Convertible Shares
TRACES	Trust Automatic Common Exchangeable Securities

See Combined Notes to Financial Statements.

EVERGREEN
Growth and Income Funds
Statements of Assets and Liabilities

July 31, 2001

	Blue Chip Fund	Equity Income Fund	Growth and Income Fund	Small Cap Value Fund	Value Fund

Assets
Identified cost of securities	$709,583,178	$906,982,542	$781,653,523	$347,095,142	$552,090,590
Net unrealized gains or losses on securities	43,232,554	107,221,031	209,061,212	33,806,774	80,442,870

Market value of securities	752,815,732	1,014,203,573	990,714,735	380,901,916	632,533,460
Cash	501	0	0	0	0
Receivable for securities sold	3,258,455	826,889	4,838,131	3,457,967	0
Receivable for Fund shares sold	522,165	617,012	183,512	2,813,771	228,851
Dividends and interest receivable	417,964	4,529,678	1,582,712	144,576	538,259
Prepaid expenses and other assets	56,092	61,179	27,669	51,829	27,007

Total assets	757,070,909	1,020,238,331	997,346,759	387,370,059	633,327,577

Liabilities
Payable for securities purchased	5,526,742	2,862,872	2,997,876	1,748,600	0
Payable for Fund shares redeemed	1,479,175	454,289	1,963,470	490,092	460,593
Payable for securities on loan	23,742,067	43,616,563	67,169,376	38,226,175	25,682,344
Due to custodian bank	0	0	548	0	0
Advisory fee payable	9,193	18,923	19,314	26,896	6,971
Distribution Plan expenses payable	12,696	5,393	15,283	3,802	7,558
Due to other related parties	1,983	2,654	2,530	941	1,660
Accrued expenses and other liabilities	83,843	97,629	232,106	66,373	95,408

Total liabilities	30,855,699	47,058,323	72,400,503	40,562,879	26,254,534

Net assets	$726,215,210	$973,180,008	$924,946,256	$346,807,180	$607,073,043

Net assets represented by
Paid-in capital	$806,279,827	$864,065,103	$678,987,558	$318,325,758	$478,347,844
Undistributed (overdistributed)net investment income (loss)	(21,481)	4,275,333	(74,194)	(12,910)	(28,121)
Accumulated net realized gains or losses on securities and foreign currency related transactions	(123,275,690)	(2,381,459)	36,971,612	(5,312,539)	48,310,450
Net unrealized gains on securities and foreign currency related transactions	43,232,554	107,221,031	209,061,280	33,806,871	80,442,870

Total net assets	$726,215,210	$973,180,008	$924,946,256	$346,807,180	$607,073,043

Net assets consists of
Class A	$329,105,629	$76,779,706	$146,908,333	$100,629,853	$387,422,487
Class B	364,367,633	161,725,610	505,381,270	90,482,733	172,874,407
Class C	18,578,982	16,871,456	16,761,897	23,618,369	6,921,795
Class I*	14,162,966	717,803,236	255,894,756	130,596,914	39,854,354
Class IS	0	0	0	1,479,311	0

Total net assets	$726,215,210	$973,180,008	$924,946,256	$346,807,180	$607,073,043

Shares outstanding
Class A	12,809,997	3,467,786	6,142,551	5,099,872	19,314,575
Class B	14,582,651	7,366,906	21,844,246	4,673,366	8,664,165
Class C	741,491	768,712	724,383	1,221,688	347,100
Class I*	553,306	32,408,784	10,602,127	6,587,671	1,986,103
Class IS	0	0	0	74,827	0

Net asset value per share
Class A	$25.69	$22.14	$23.92	$19.73	$20.06

Class A—Offering price (based on sales charge of 5.75%)	$27.26	$23.49	$25.38	$20.93	$21.28

Class B	$24.99	$21.95	$23.14	$19.36	$19.95

Class C	$25.06	$21.95	$23.14	$19.33	$19.94

Class I*	$25.60	$22.15	$24.14	$19.82	$20.07

Class IS	$—	$—	$—	$19.77	$—

*	Effective at the close of business on May 11, 2001, Class Y shares of the Funds were renamed as Institutional shares (Class I).

See Combined Notes to Financial Statements.

EVERGREEN
Growth and Income Funds
Statements of Operations

Year Ended July 31, 2001

	Blue Chip Fund	Equity Income Fund	Growth and Income Fund	Small Cap Value Fund	Value Fund

Investment income
Dividends (net of foreign witholding taxes of $61,586, $98,044, $45,141, $17,206 and $17,389, respectively)	$7,806,300	$36,541,399	$11,662,034	$3,079,541	$9,676,425
Interest	2,850,543	12,694,457	3,944,796	620,323	1,752,669

Total investment income	10,656,843	49,235,856	15,606,830	3,699,864	11,429,094

Expenses
Advisory fee	3,864,268	7,690,593	9,436,138	2,278,370	2,616,570
Distribution Plan expenses	5,504,863	1,976,085	6,734,249	1,076,323	2,915,435
Administrative services fees	865,596	983,664	1,188,440	254,903	622,993
Transfer agent fee	3,049,520	1,775,204	3,519,622	653,952	1,529,287
Trustees’ fees and expenses	18,281	24,325	29,230	6,348	15,428
Printing and postage expenses	139,040	163,270	235,779	53,531	120,363
Custodian fee	179,854	209,437	280,719	59,171	150,631
Registration and filing fees	243,611	10,139	120,352	26,375	48,314
Professional fees	19,467	18,967	26,544	18,798	20,714
Interest expense	0	0	42,832	0	0
Other	58,900	7,125	96,361	10,189	18,036

Total expenses	13,943,400	12,858,809	21,710,266	4,437,960	8,057,771
Less: Expense reductions	(56,477)	(51,257)	(50,312)	(21,145)	(26,387)
Fee waivers	0	(113,151)	0	(26,755)	0

Net expenses	13,886,923	12,694,401	21,659,954	4,390,060	8,031,384

Net investment income (loss)	(3,230,080)	36,541,455	(6,053,124)	(690,196)	3,397,710

Net realized and unrealized gains or losses on securities and foreign currency related transactions
Net realized gains or losses on:
Securities	(115,397,845)	8,724,804	43,411,417	34,706,142	63,189,642
Foreign currency related transactions	0	1,309	0	0	0

Net realized gains or losses on securities and foreign currency related transactions	(115,397,845)	8,726,113	43,411,417	34,706,142	63,189,642

Net change in unrealized gains or losses on securities and foreign currency related transactions	(84,536,151)	50,802,438	(175,825,642)	29,356,414	(11,813,295)

Net realized and unrealized gains or losses on securities and foreign currency related transactions	(199,933,996)	59,528,551	(132,414,225)	64,062,556	51,376,347

Net increase (decrease) in net assets resulting from operations	$(203,164,076)	$96,070,006	$(138,467,349)	$63,372,360	$54,774,057

See Combined Notes to Financial Statements.

EVERGREEN
Growth and Income Funds
Statements of Changes in Net Assets

Year Ended July 31, 2001

	Blue Chip Fund	Equity Income Fund	Growth and Income Fund	Small Cap Value Fund	Value Fund

Operations
Net investment income (loss)	$(3,230,080)	$36,541,455	$(6,053,124)	$(690,196)	$3,397,710
Net realized gains or losses on securities and foreign currency related transactions	(115,397,845)	8,726,113	43,411,417	34,706,142	63,189,642
Net change in unrealized gains or losses on securities and foreign currency related transactions	(84,536,151)	50,802,438	(175,825,642)	29,356,414	(11,813,295)

Net increase (decrease) in net assets resulting from operations	(203,164,076)	96,070,006	(138,467,349)	63,372,360	54,774,057

Distributions to shareholders from
Net investment income
Class A	0	(2,303,016)	0	0	(2,688,123)
Class B	0	(4,762,872)	0	0	(324,959)
Class C	0	(328,933)	0	0	(6,043)
Class I*	0	(28,101,434)	0	0	(465,055)
Class IS	0	0	0	0	0
Net realized gains
Class A	(30,030,299)	(25,616)	(22,589,503)	0	(38,439,383)
Class B	(32,937,536)	(71,517)	(79,624,536)	0	(20,674,385)
Class C	(1,602,153)	(4,018)	(2,871,558)	0	(401,539)
Class I*	(1,115,150)	(306,197)	(50,903,031)	0	(5,200,013)
Class IS	0	0	0	0	0

Total distributions to shareholders	(65,685,138)	(35,903,603)	(155,988,628)	0	(68,199,500)

Capital share transactions
Proceeds from shares sold	125,047,224	71,818,945	68,232,786	129,890,576	41,988,835
Net asset value of shares issued in reinvestment of distributions	61,739,019	31,637,054	149,680,411	0	65,384,508
Payment for shares redeemed	(174,127,825)	(173,576,255)	(421,816,556)	(70,985,101)	(133,272,263)

Net increase (decrease) in net assets resulting from capital share transactions	12,658,418	(70,120,256)	(203,903,359)	58,905,475	(25,898,920)

Total increase (decrease) in net assets	(256,190,796)	(9,953,853)	(498,359,336)	122,277,835	(39,324,363)
Net assets
Beginning of period	982,406,006	983,133,861	1,423,305,592	224,529,345	646,397,406

End of period	$726,215,210	$973,180,008	$924,946,256	$346,807,180	$607,073,043

Undistributed (overdistributed) net investment income (loss)	$(21,481)	$4,275,333	$(74,194)	$(12,910)	$(28,121)

*	Effective at the close of business on May 11, 2001, Class Y shares of the Fund were renamed as Institutional shares (Class I).

See Combined Notes to Financial Statements.

EVERGREEN
Growth and Income Funds
Statements of Changes in Net Assets

Year Ended July 31, 2000

	Blue Chip Fund	Equity Income Fund	Growth and Income Fund	Small Cap Value Fund	Value Fund

Operations
Net investment income (loss)	$(3,260,260)	$40,516,190	$(9,284,971)	$160,492	$5,245,480
Net realized gains or losses on securities and foreign currency related transactions	78,896,040	17,710,570	213,086,992	919,228	67,518,025
Net change in unrealized gains or losses on securities and foreign currency related transactions	8,810,873	(52,654,764)	(110,234,837)	(8,734,036)	(113,133,774)

Net increase (decrease) in net assets resulting from operations	84,446,653	5,571,996	93,567,184	(7,654,316)	(40,370,269)

Distributions to shareholders from
Net investment income
Class A	0	(1,517,733)	0	(139,162)	(3,741,091)
Class B	0	(6,095,230)	0	(69,660)	(485,194)
Class C	0	(90,224)	0	(14,240)	(7,481)
Class I*	0	(38,517,092)	0	(163,338)	(1,024,452)
Net realized gains
Class A	(28,109,712)	(1,256,663)	(4,598,084)	0	(55,282,862)
Class B	(23,321,638)	(6,008,968)	(16,932,536)	0	(39,983,154)
Class C	(288,873)	(93,940)	(628,619)	0	(563,611)
Class I*	(176,566)	(30,650,070)	(11,517,842)	0	(14,849,499)

Total distributions to shareholders	(51,896,789)	(84,229,920)	(33,677,081)	(386,400)	(115,937,344)

Capital share transactions
Proceeds from shares sold	466,453,878	30,819,574	277,918,059	44,289,316	77,460,524
Net asset value of shares issued in reinvestment of distributions	47,330,750	75,437,694	31,956,469	(130,420,812)	111,097,660
Payment for shares redeemed	(205,368,577)	(200,508,033)	(758,679,503)	262,310	(317,896,465)
Net asset value of shares issued in acquisition	0	85,383,028	0	68,433,213	0

Net increase (decrease) in net assets resulting from capital share transactions	308,416,051	(8,867,737)	(448,804,975)	(17,435,973)	(129,338,281)

Total increase (decrease) in net assets	340,965,915	(87,525,661)	(388,914,872)	(25,476,689)	(285,645,894)
Net assets
Beginning of period	641,440,091	1,070,659,522	1,812,220,464	250,006,034	932,043,300

End of period	$982,406,006	$983,133,861	$1,423,305,592	$224,529,345	$646,397,406

Undistributed (overdistributed) net investment income (loss)	$(22,197)	$3,928,327	$(76,015)	$(13,330)	$58,349

*		Effective at the close of business on May 11, 2001, Class Y shares of the Fund were renamed as Institutional shares (ClassI).

See Combined Notes to Financial Statements.

Combined Notes to Financial Statements

1. ORGANIZATION

The Evergreen Growth and Income Funds consist of Evergreen Blue Chip Fund (“Blue Chip Fund”), Evergreen Equity Income Fund (“Equity Income Fund”), Evergreen Growth and Income Fund (“Growth and Income Fund”), Evergreen Small Cap Value Fund (“Small Cap Value Fund”) and Evergreen Value Fund (“Value Fund”), (collectively the “Funds”). Each Fund is a diversified series of Evergreen Equity Trust (the “Trust”), a Delaware business trust organized on September 18, 1997. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Funds offer Class A, Class B, Class C and Institutional shares (“Class I”). Additionally, Small Cap Value Fund offers Institutional Service shares (“Class IS”). Class A shares are sold with a front-end sales charge. Class B and Class C shares are sold without a front-end sales charge, but pay a higher ongoing distribution fee than Class A and are sold subject to a contingent deferred sales charge that is payable upon redemption and decreases depending on how long the shares have been held. Class I shares are sold at net asset value and are not subject to contingent deferred sales charges or distribution fees. Class IS shares are sold without a front-end sales charge or a contingent deferred sales charge, but pay an ongoing distribution fee.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The policies are in conformity with generally accepted accounting principles, which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

A. Valuation of Investments

Listed equity securities are valued at the last sale price reported on the national securities exchange, where the securities are principally traded.

Portfolio debt securities acquired with more than 60 days to maturity are valued at prices obtained from an independent pricing service which takes into consideration such factors as similar security prices, yields, maturities, liquidity and ratings. Securities for which valuations are not available from an independent pricing service may be valued by brokers which use prices provided by market makers or estimates of market value obtained from yield data relating to investment or securities with similar characteristics.

Short-term securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost, which approximates market value.

Investments in other mutual funds are valued at net asset value. Securities for which market quotations are not available are valued at fair value as determined in good faith, according to procedures approved by the Board of Trustees.

B. Foreign Currency Translation

All assets and liabilities denominated in foreign currencies are translated in U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Funds do not separately account for that portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses on securities.

C. Securities Lending

The Funds may lend their securities to certain qualified brokers in order to earn additional income. The Funds receive compensation in the form of fees or interest earned on the investment of any cash collateral received. The Funds receive collateral in the form of cash or securities with a market value at least equal to the market value of the securities on loan, including accrued interest. In the event of default or bankruptcy by the borrower, the Funds could experience delays and costs in recovering the loaned securities or in gaining access to the collateral.

Combined Notes to Financial Statements (continued)

D. Security Transactions and Investment Income

Security transactions are recorded no later than one business day after the trade date. Realized gains and losses are computed using the specific cost of the security sold. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Dividend income is recorded on the ex-dividend date or in the case of some foreign securities, on the date when the Fund is made aware of the dividend. Foreign income and capital gains realized on some securities may be subject to foreign taxes, which are accrued as applicable.

E. Federal Taxes

Each Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income, including any net capital gains (which have already been offset by available capital loss carryovers). Accordingly, no provision for federal taxes is required.

F. Distributions

Distributions to shareholders are recorded on the ex-dividend date. Distributions from net realized gains are recorded on the ex-dividend date.

Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

Reclassifications have been made to the Funds’ components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax regulations. The primary permanent differences causing such reclassifications are due to net operating losses, certain distributions received from real estate investment trusts and litigation settlements.

G. Class Allocations

Income, common expenses and realized and unrealized gains and losses are allocated to the classes based on the relative net assets of each class. Distribution and service fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rates applicable to each class.

3. ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

On November 1, 2000, the Funds’ Board of Trustees approved the transfer of the investment advisory contracts with Evergreen Asset Management Corp. to Evergreen Investment Management Company, LLC (“EIMC”). Under Securities and Exchange Commission rules and no-action letters, this transfer did not require shareholder approval as the parties involved were all wholly owned subsidiaries of and controlled by First Union Corporation (“First Union”) and neither the fees nor services were changed.

EIMC, an indirect, wholly owned subsidiary of First Union, is the investment advisor to the Funds and is paid a management fee that is calculated and paid daily at the annual rates of the Fund’s average daily net assets as follows:

	Management Fee Rate Starts at:	and Declines as Net Assets Increase to:

Blue Chip Fund	0.610%	0.260%
Equity Income Fund	0.725	0.675
Growth and Income Fund	0.775	0.675
Small Cap Value Fund	0.900	0.700

Prior to January 1, 2001 Equity Income Fund and Growth and Income Fund each paid the investment advisor a management fee which started at 0.90% and declined to 0.70% as net assets increased.

EIMC is entitled to receive from the Value Fund an annual fee equal to 0.42% of the average net assets of the Fund.

Combined Notes to Financial Statements (continued)

During the year ended July 31, 2001 the amount of investment advisory fees waived by the investment advisor and the impact on each Fund’s annualized expense ratio represented as a percentage of its average daily net assets were as follows:

	Fees Waived	% of Average Daily Net Assets

Equity Income Fund	$113,151	0.01%
Small Cap Value Fund	26,755	0.01

Evergreen Investment Services, Inc. (“EIS”), an indirect, wholly owned subsidiary of First Union is the administrator to the Funds. As administrator, EIS provides the Funds with facilities, equipment and personnel and is paid an administrative fee of 0.10% of each Fund’s average daily net assets.

Evergreen Service Company, LLC (“ESC”), an indirect, wholly owned subsidiary of First Union, is the transfer and dividend disbursing agent for the Funds.

Officers of the Funds and affiliated Trustees receive no compensation directly from the Funds.

4. DISTRIBUTION PLANS

Evergreen Distributor, Inc. (“EDI”), a wholly owned subsidiary of BISYS Fund Services, Inc., serves as principal underwriter to the Funds.

Each Fund has adopted Distribution Plans, as allowed by Rule 12b-1 of the 1940 Act, for each class of shares, except Class I. Distribution plans permit a Fund to compensate its principal underwriter for costs related to selling shares of the Fund and for various other specified services. These costs consist primarily of commissions and service fees to broker-dealers who sell shares of the Fund. Under the Distribution Plans, each class incurs distribution fees at the following annual rates:

Average Daily Net Assets

Class A	0.25%
Class B	1.00
Class C	1.00
Class IS	0.25

Of the above amounts, each share class may pay under its Distribution Plan a maximum service fee of 0.25% of the average daily net assets of the class to pay for shareholder service fees. Distribution Plan expenses are calculated and paid daily.

During the year ended July 31, 2001, amounts paid or accrued to EDI pursuant to each Fund’s Class A, Class B, Class C and Class IS Distribution Plans were as follows:

	Class A	Class B	Class C	Class IS

Blue Chip Fund	$997,996	$4,288,517	$218,350	—
Equity Income Fund	163,481	1,693,241	119,363	—
Growth and Income Fund	442,619	6,076,425	215,205	—
Small Cap Value Fund	159,551	759,371	153,811	$3,590
Value Fund	946,131	1,921,341	47,963	—

With respect to Class B and Class C shares, the principal underwriter may pay distribution fees greater than the allowable annual amounts each Fund is permitted to pay under the Distribution Plans.

Each of the Distribution Plans may be terminated at any time by vote of the independent Trustees or by vote of a majority of the outstanding voting shares of the respective class.

Combined Notes to Financial Statements (continued)

5. ACQUISITIONS

During the year ended July 31, 2000, several of the Funds had acquired various open-end management investment companies registered under the 1940 Act.

On July 21, 2000, Evergreen Income and Growth Fund acquired substantially all the assets and assumed certain liabilities of Evergreen Equity Income Fund in exchange for Class A, Class B, Class C and Class I (formerly Class Y) shares of Evergreen Income and Growth Fund, which was immediately renamed Evergreen Equity Income Fund.

On July 21, 2000, Small Cap Value Fund acquired substantially all the assets and assumed certain liabilities of Evergreen Select Small Company Value Fund in exchange for Class I (formerly Class Y) and Class IS shares of Small Cap Value Fund.

These acquisitions were accomplished by a tax-free exchange of the respective shares of each Fund. The value of net assets acquired, number of shares issued, unrealized appreciation acquired and the aggregate net assets of each Fund immediately after the acquisition were as follows:

Acquiring Fund	Acquired Fund	Value of Net Assets Acquired	Number of Shares Issued	Unrealized Appreciation	Net Assets after Acquisition

Evergreen Income and Growth Fund*	Evergreen Equity Income Fund	$85,383,028	4,043,871	$17,264,426	$1,005,299,970
Small Cap Value Fund	Evergreen Select Small Company Value Fund	68,433,213	4,390,281	4,468,589	228,024,824

*	Immediately following the July 21, 2000 acquisition, the Evergreen Income and Growth Fund was renamed the Evergreen Equity Income Fund.

6. CAPITAL SHARE TRANSACTIONS

The Funds have an unlimited number of shares of beneficial interest with $0.001 par value authorized. Shares of beneficial interest of the Funds are currently divided into Class A, Class B, Class C, Class I and Class IS. Transactionsin shares of the Funds were as follows:

BLUE CHIP FUND

	Year Ended July 31, 2001		Year Ended July 31, 2000

	Shares	Amount	Shares	Amount

Class A
Shares sold	1,250,848	$37,545,198	3,346,220	$117,138,997

Automatic conversion of Class B shares to Class A shares	70,433	1,934,592	826,056	29,824,674
Shares issued in reinvestment of distributions	904,526	27,054,392	721,250	24,746,076
Shares redeemed	(2,844,718)	(82,920,982)	(3,096,690)	(107,656,914)

Net increase (decrease)	(618,911)	(16,386,800)	1,796,836	64,052,833

Class B
Shares sold	2,383,288	71,501,583	8,193,633	281,540,924
Automatic conversion of Class B shares to Class A shares	(72,214)	(1,934,592)	(826,056)	(29,824,674)
Shares issued in reinvestment of distributions	1,095,791	32,029,960	654,105	22,134,919
Shares redeemed	(2,804,830)	(79,250,767)	(1,882,548)	(63,868,985)

Net increase	602,035	22,346,184	6,139,134	209,982,184

Class C
Shares sold	274,367	8,498,471	598,381	20,868,986
Shares issued in reinvestment of distributions	52,507	1,539,517	8,052	273,190
Shares redeemed	(222,337)	(6,276,486)	(60,484)	(2,098,642)

Net increase	104,537	3,761,502	545,949	19,043,534

Class I
Shares sold	248,544	7,501,972	486,708	17,080,297
Shares issued in reinvestment of distributions	37,497	1,115,150	5,187	176,566
Shares redeemed	(194,411)	(5,679,590)	(54,412)	(1,919,363)

Net increase	91,630	2,937,532	437,483	15,337,500

Net increase		$12,658,418		$308,416,051

Combined Notes to Financial Statements (continued)

EQUITY INCOME FUND
	Years Ended July 31, 2001		Years Ended July 31, 2000

	Shares	Amount	Shares	Amount

Class A
Shares sold	905,036	$ 19,852,923	407,360	$ 8,852,655
Automatic conversion of Class B shares to Class A shares	163,398	3,619,940	197,493	4,409,729
Shares issued in reinvestment of distributions	98,451	2,097,314	121,410	2,614,701
Shares issued in acquisition of Evergreen Equity Income Fund	0	0	1,560,246	33,115,497
Shares redeemed	(704,272)	(15,370,773)	(863,498)	(18,764,153)

Net increase	462,613	10,199,404	1,423,011	30,228,429

Class B
Shares sold	439,855	9,610,425	199,032	4,300,452
Automatic conversion of Class B shares to Class A shares	(164,764)	(3,619,940)	(199,139)	(4,409,728)
Shares issued in reinvestment of distributions	208,836	4,414,221	535,784	11,442,783
Shares issued in acquisition of Evergreen Equity Income Fund	0	0	2,138,594	45,007,185
Shares redeemed	(1,722,159)	(37,311,106)	(2,342,320)	(50,318,020)

Net increase (decrease)	(1,238,232)	(26,906,400)	331,951	6,022,672

Class C
Shares sold	451,543	9,861,716	25,324	550,745
Shares issued in reinvestment of distributions	13,404	283,588	7,751	165,465
Shares issued in acquisition of Evergreen Equity Income Fund	0	0	339,299	7,138,634
Shares redeemed	(136,961)	(2,982,668)	(43,443)	(929,456)

Net increase	327,986	7,162,636	328,931	6,925,388

Class I
Shares sold	1,467,450	32,493,881	583,352	12,705,993
Shares issued in reinvestment of distributions	1,165,910	24,841,931	2,842,240	61,214,745
Shares issued in acquisition of Evergreen Equity Income Fund	0	0	5,732	121,712
Shares redeemed	(5,361,783)	(117,911,708)	(5,810,791)	(126,086,676)

Net decrease	(2,728,423)	(60,575,896)	(2,379,467)	(52,044,226)

Net decrease		$ (70,120,256)		$ (8,867,737)

GROWTH AND INCOME FUND
	Years Ended July 31, 2001		Years Ended July 31, 2000

	Shares	Amount	Shares	Amount

Class A
Shares sold	937,278	$ 25,632,427	5,994,860	$ 176,810,399
Automatic conversion of Class B shares to Class A shares	128,239	3,214,891	434,475	13,908,389
Shares issued in reinvestment of distributions	828,797	21,714,489	146,826	4,392,976
Shares redeemed	(2,497,267)	(68,120,488)	(8,296,875)	(246,957,350)

Net decrease	(602,953)	(17,558,681)	(1,720,714)	(51,845,586)

Class B
Shares sold	501,128	12,984,293	902,060	26,704,700
Automatic conversion of Class B shares to Class A shares	(132,186)	(3,214,891)	(434,475)	(13,908,389)
Shares issued in reinvestment of distributions	3,023,786	77,046,062	544,457	16,017,281
Shares redeemed	(5,045,488)	(132,915,163)	(8,103,184)	(240,218,978)

Net decrease	(1,652,760)	(46,099,699)	(7,091,142)	(211,405,386)

Class C
Shares sold	77,811	1,966,071	171,225	5,093,534
Shares issued in reinvestment of distributions	106,671	2,717,984	16,567	487,415
Shares redeemed	(320,333)	(8,247,468)	(581,170)	(17,172,838)

Net decrease	(135,851)	(3,563,413)	(393,378)	(11,591,889)

Class I
Shares sold	1,018,262	27,649,995	1,835,436	55,401,037
Shares issued in reinvestment of distributions	1,825,828	48,201,876	368,014	11,058,797
Shares redeemed	(7,911,649)	(212,533,437)	(7,923,847)	(240,421,948)

Net decrease	(5,067,559)	(136,681,566)	(5,720,397)	(173,962,114)

Net decrease		$(203,903,359)		$(448,804,975)

Combined Notes to Financial Statements (continued)

SMALL CAP VALUE FUND
	Years Ended July 31, 2001		Years Ended July 31, 2000

	Shares	Amount	Shares	Amount

Class A
Shares sold	3,390,396	$ 62,321,008	1,914,086	$ 28,692,368
Automatic conversion of Class B shares to Class A shares	12,612	224,156	91,548	1,344,291
Shares issued in reinvestment of distributions	0	0	8,995	134,298
Shares redeemed	(1,430,372)	(25,730,903)	(2,706,511)	(40,096,745)

Net increase (decrease)	1,972,636	36,814,261	(691,882)	(9,925,788)

Class B
Shares sold	1,002,314	17,892,214	463,178	6,773,147
Automatic conversion of Class B shares to Class A shares	(12,813)	(224,156)	(92,207)	(1,344,291)
Shares issued in reinvestment of distributions	0	0	4,387	65,209
Shares redeemed	(877,475)	(14,907,696)	(2,972,260)	(43,544,988)

Net increase (decrease)	112,026	2,760,362	(2,596,902)	(38,050,923)

Class C
Shares sold	592,356	10,725,580	164,725	2,409,075
Shares issued in reinvestment of distributions	0	0	718	10,680
Shares redeemed	(201,896)	(3,464,253)	(811,365)	(11,836,726)

Net increase (decrease)	390,460	7,261,327	(645,922)	(9,416,971)

Class I
Shares sold	2,108,722	38,951,716	337,149	5,054,124
Shares issued in reinvestment of distributions	0	0	3,491	52,123
Shares issued in acquisition of Evergreen Select Small Company Value Fund	0	0	4,303,541	67,081,573
Shares redeemed	(1,541,265)	(26,654,787)	(2,277,556)	(33,598,062)

Net increase	567,457	12,296,929	2,366,625	38,589,758

Class IS(a)
Shares sold	3	58	1,070	16,311
Shares issued in acquisition of Evergreen Select Small Company Value Fund	0	0	86,740	1,351,640
Shares redeemed	(12,986)	(227,462)	0	0

Net increase (decrease)	(12,983)	(227,404)	87,810	1,367,951

Net increase (decrease)		$ 58,905,475		$(17,435,973)

(a)	For Class IS shares, for the period from June 30, 2000 (commencement of class operations) to July 31, 2000.

VALUE FUND
	Years Ended July 31, 2001		Years Ended July 31, 2000

	Shares	Amount	Shares	Amount

Class A
Shares sold	1,189,706	$ 23,379,897	759,200	$ 16,395,105
Automatic conversion of Class B shares to Class A shares	1,148,281	22,641,843	2,053,494	42,511,579
Shares issued in reinvestment of distributions	2,068,782	39,258,172	2,640,004	56,176,037
Shares redeemed	(3,448,491)	(70,147,530)	(5,757,644)	(121,536,123)

Net increase (decrease)	958,278	15,132,382	(304,946)	(6,453,402)

Class B
Shares sold	612,675	12,035,603	448,052	9,953,105
Automatic conversion of Class B shares to Class A shares	(1,153,526)	(22,641,843)	(2,058,678)	(42,511,579)
Shares issued in reinvestment of distributions	1,081,900	20,406,586	1,850,597	39,240,340
Shares redeemed	(1,888,939)	(38,393,283)	(3,600,050)	(75,831,400)

Net decrease	(1,347,890)	(28,592,937)	(3,360,079)	(69,149,534)

Class C
Shares sold	212,723	4,215,158	36,351	768,645
Shares issued in reinvestment of distributions	20,113	379,154	25,959	549,897
Shares redeemed	(56,486)	(1,128,401)	(78,554)	(1,655,240)

Net increase (decrease)	176,350	3,465,911	(16,244)	(336,698)

Class I
Shares sold	118,267	2,358,177	385,384	7,832,090
Shares issued in reinvestment of distributions	281,578	5,340,596	710,636	15,131,386
Shares redeemed	(1,164,769)	(23,603,049)	(3,642,618)	(76,362,123)

Net decrease	(764,924)	(15,904,276)	(2,546,598)	(53,398,647)

Net increase (decrease)		$(25,898,920)		$(129,338,281)

Combined Notes to Financial Statements (continued)

7. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were as follows for the year ended July 31, 2001:

	Cost of Purchases	Proceeds from Sales

Blue Chip Fund	$1,822,423,235	$1,858,868,421
Equity Income Fund	606,248,528	654,632,170
Growth and Income Fund	329,148,417	696,580,341
Small Cap Value Fund	306,217,298	253,364,397
Value Fund	579,032,554	645,578,620

The following Funds loaned securities during the year ended July 31, 2001 to certain brokers. At July 31, 2001, the value of the securities on loan, the value of collateral (including accrued interest) and the amount of income earned from securities lending were as follows:

	Value of Securities on Loan	Value of Collateral	Income Earned

Blue Chip Fund	$22,968,445	$23,742,067	$72,634
Equity Income Fund	42,059,163	43,616,563	100,959
Growth and Income Fund	64,404,939	67,169,376	383,435
Small Cap Value Fund	36,971,195	38,226,175	96,497
Value Fund	24,584,616	25,682,344	96,318

On July 31, 2001 the composition of unrealized appreciation and depreciation on securities based on the aggregate cost of securities for federal income tax purposes were as follows:

	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation

Blue Chip Fund	$735,857,750	$49,111,711	$(32,153,729)	$16,957,982
Equity Income Fund	911,939,177	147,060,105	(44,795,709)	102,264,396
Growth and Income Fund	784,624,093	272,901,466	(66,810,824)	206,090,642
Small Cap Value Fund	348,746,430	44,462,859	(12,307,373)	32,155,486
Value Fund	556,862,455	98,235,912	(22,564,907)	75,671,005

As of July 31, 2001 the Funds had capital loss carryovers for federal income tax purposes as follows:

		Expiration

	Total	2006	2007	2009

Blue Chip Fund	$1,950,964	$0	$0	$1,950,964
Small Cap Value Fund	13,136,786	10,087,085	3,049,701	0

Certain portions of the capital loss carryovers of the Small Cap Value Fund was assumed as a result of an acquisition. Utilization of these capital loss carryovers were limited during the year ended July 31, 2001 in accordance with income tax regulations.

For income tax purposes, capital losses incurred after October 31 within a Fund’s fiscal year are deemed to arise on the first business day of the Fund’s following fiscal year. Blue Chip Fund has incurred and will elect to defer post October losses of $95,050,156.

Combined Notes to Financial Statements (continued)

8. EXPENSE REDUCTIONS

Through expense offset arrangements with ESC and their custodian, a portion of the fund expenses have been reduced. The amount of expense reductions received by each Fund and the impact of the total expense reductions on each Fund’s annualized expense ratio represented as a percentage of its average net assets were as follows:

	Total Expense Reductions	% of Average Net Assets

Blue Chip Fund	$56,477	0.01%
Equity Income Fund	51,257	0.01
Growth and Income Fund	50,312	0.00
Small Cap Value Fund	21,145	0.01
Value Fund	26,387	0.00

9. DEFERRED TRUSTEES’ FEES

Each independent Trustee of each Fund may defer any or all compensation related to performance of their duties as Trustees. The Trustees’ deferred balances are allocated to deferral accounts, which are included in the accrued expenses for the Fund. The investment performance of the deferral accounts are based on the investment performance of certain Evergreen Funds. Any gains earned or losses incurred in the deferral accounts are reported in the Fund’s Trustees’ fees and expenses. At the election of the Trustees, the deferral account will be paid either in one lump sum or in quarterly installments for up to ten years.

10. FINANCING AGREEMENT

The Funds and certain other Evergreen Funds share in a $775 million unsecured revolving credit commitment to temporarily finance the purchase or sale of securities for prompt delivery, including funding redemption of their shares, as permitted by each Fund’s borrowing restrictions. Borrowings under this facility bear interest at 0.50% per annum above the Federal Funds rate. All of the Funds are charged an annual commitment fee of 0.10% of the unused balance, which is allocated pro rata. For its assistance in arranging the financing agreement, First Union Capital Markets Corp. was paid a one-time arrangement fee of $150,000, which was charged to the Funds and also allocated pro rata.

During the year ended July 31, 2001, the Growth and Income Fund had average borrowings outstanding of $667,035 at a rate of 6.42% and paid interest of $42,832.

11. CONCENTRATION OF RISK

The Funds may invest a substantial portion of their assets in an industry or sector and, therefore, may be more affected by changes in that industry or sector than would be a comparable mutual fund that is not heavily weighted in any industry or sector.

12. NEW ACCOUNTING PRONOUNCEMENT

In November 2000, the AICPA issued a revised Audit and Accounting Guide, Audits of Investment Companies, which is effective for fiscal years beginning after December 15, 2000. Among other things, the revised Guide amends certain accounting practices and disclosures presently used, such as treatment of payments by affiliates, excess expense plan accounting, reporting by multiple-class funds, and certain financial statement disclosures. While some of the Guide’s requirements will not be effective until the SEC amends its disclosure and reporting requirements, other requirements are effective presently.

Combined Notes to Financial Statements (continued)

The revised Guide will require the Funds to amortize premium and accrete discount on all fixed-income securities and classify gains and losses realized on paydowns on mortgage-backed securities, which are presently included in realized gain/loss, as interest income. Adopting these accounting principles will not impact the total net assets of the Funds, but will change the classification of certain amounts between interest income and realized and unrealized gain/loss in the Statements of Operations and affect the presentation of the Funds’ Financial Highlights. The Funds have not at this time quantified the impact, if any, resulting from the adoption of these accounting changes on the financial statements.

Independent Auditors' Report

The Board of Trustees and Shareholders
Evergreen Equity Trust

We have audited the accompanying statements of assets and liabilities, including the schedules of investments of the Evergreen Blue Chip Fund, Evergreen Equity Income Fund, Evergreen Growth and Income Fund, Evergreen Small Cap Value Fund, and Evergreen Value Fund, portfolios of the Evergreen Equity Trust, as of July 31, 2001, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period ended July 31, 2001. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform our audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2001 by correspondence with the custodian. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as, evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Evergreen Blue Chip Fund, Evergreen Equity Income Fund, Evergreen Growth and Income Fund, Evergreen Small Cap Value Fund, and Evergreen Value Fund as of July 31, 2001, the results of their operations, changes in their net assets and financial highlights for each of the years or periods described above in conformity with accounting principles generally accepted in the United States of America.

Boston, Massachusetts
September 7, 2001

Additional Information (unaudited)

Federal Tax Distributions

Pursuant to Section 852 of the Internal Revenue Code, the Funds have designated the following amounts as capital gain distributions for the fiscal year ended July 31, 2001:

	Aggregate	Per Share

Blue Chip Fund	$65,685,138	$2.302
Equity Income Fund	407,348	0.009
Growth and Income Fund	155,989,380	3.629
Value Fund	64,715,320	2.231

For corporate shareholders, the following percentages of ordinary income dividends paid during the fiscal year ended July 31, 2001 qualified for the dividends received deduction:

Equity Income Fund	72.08%
Value Fund	36.60%

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E v e r g r e e n  F u n d s

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543691        9/2001

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800.346.3858

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www.evergreeninvestments.com

2000 Dalbar Mutual Fund Service Award Recipient: The Dalbar Mutual Fund Service Award symbolizes the achievement of the highest tier of service to shareholders within the mutual fund industry. It is awarded only to those firms that exceed industry norms in key service areas. Evergreen was measured against 66 mutual fund service providers.

The First Family of Mutual Funds

200 Berkeley Street
Boston, MA 02116